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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-09223

                          Pioneer Strategic Income Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  September 30


Date of reporting period:  October 1, 2005 through March 31, 2006


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


--------------------------------------------------------------------------------








--------------------------------------------------------------------------------

                                     PIONEER
                             -----------------------
                                    STRATEGIC
                                     INCOME
                                      FUND


                                   Semiannual
                                     Report


                                     3/31/06

                              [Logo]PIONEER
                                    Investments(R)

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                                    2
Portfolio Management Discussion                                          4
Portfolio Summary                                                        9
Prices and Distributions                                                10
Performance Update                                                      11
Comparing Ongoing Fund Expenses                                         16
Schedule of Investments                                                 18
Financial Statements                                                    39
Notes to Financial Statements                                           48
Factors Considered by the Independent Trustees in Approving
the Management Contract                                                 56
Trustees, Officers and Service Providers                                62

                                                                     President's

 Dear Shareowners,
--------------------------------------------------------------------------------
There's a conundrum seen when observing the U.S. economy. In spite of sky high oil prices and real estate prices starting to soften, the U.S. economy was on a tear in the first quarter of 2006. Sizzling, roaring, and surging are terms used recently in headlines to describe the current state of our economy.

Our nation's gross domestic product (GDP), the broadest measure of the economy's strength, rose at an annual rate of 4.8% in the first quarter, the fastest growth rate since the third quarter of 2003. Part of this growth is a rebound from a soft fourth quarter, but there is also real underlying growth. Business spending is up 14.3% as the caution of previous years is being overcome by the need for equipment and technology. Consumers are doing their part by pushing the sales of consumer durables up 20.6% through the purchase of new household goods and luxury items.

It is difficult to project how long this growth will last, but most economists tend to agree that it can do so as long as business and consumer demand continues and inflation remains low.

Foreign markets are also faring well, benefiting from growth-oriented economic policies, and world economic growth is becoming more broadly based. The Japanese economy is expanding, and there are signs of a sustained recovery in Europe. Growth in the emerging economies and developing nations remains solid, with tremendous strength in China, India and Russia. Looking forward, we expect strong growth to continue, yet we remain cautious.

Investor confidence, a favorable economic climate and healthy corporate profitability and cash flow have helped global stock markets continue their strong performance in 2006.

The broad U.S. stock market is doing extremely well thus far in 2006. Investors seem to have grown accustomed to companies generally delivering on their earnings promises, lessening anxiety in the marketplace. Investors are feeling confident with stocks, especially those of mid-sized and small companies, which have far outpaced large-cap stocks.

Yet, the Federal Reserve response to the strong economy in the first quarter has been cautious, weighing whether further interest hikes are necessary.

Letter

This concerns some in the financial markets, who have grown accustomed to the Fed confidently determining the movement of rates in the past.

The Treasury-bond market ended the first quarter with short- and long-term bond yields almost equal - a flat yield curve. Although municipal-bond yields are not quite flat, the difference between short- and long-term interest rates is the smallest it has been since 1989. Even if the Fed's interest rate hikes end soon, intermediate and long interest rates are still low relative to inflation.

In summary, the economy and financial markets in the U.S. are prospering and the fundamentals remain, in our view, healthy going forward. However, there are no guarantees in investing: we know from a long-view of history that sudden shifts can occur with little warning. We need only look to the natural disasters and political upheavals of 2005. As such, we continue to pursue our philosophy in stock and bond portfolio management: global resources dedicated to fundamental research in the pursuit of opportunities that offer an attractive balance of risk and reward to help our shareowners grow their assets.

Respectfully,

/s/ Osbert M. Hood

Osbert M. Hood, President
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 3/31/06
--------------------------------------------------------------------------------

Emerging market debt proved to be the best-performing asset class in the fixed-income markets during the six months ended March 31, 2006, helped by the continued growth of the global economy. The persistent economic revival also supported the performance of domestic high-yield corporate bonds, which outperformed high-grade securities. However, rising interest rates undercut the performance of many other sectors in the fixed-income markets. The following is an interview with Kenneth J. Taubes, who discusses the performance of Pioneer Strategic Income Fund during the six months. Mr. Taubes, director of Pioneer's Fixed Income Group, oversees the team responsible for the daily management of the Fund.

Q:   How did the Fund perform?

A: The Fund generated modestly positive results while outperforming its benchmark. For the six months ended March 31, 2006, the Fund's Class A shares had a total return of 1.15%, at net asset value. During the same six months, the Lehman U.S. Universal Bond Index returned 0.29%. The average return of the 119 funds in Lipper's Multi-Sector Income Fund category was 1.28% over the period. Throughout the six months, the Fund continued to deliver a healthy yield. The 30-day SEC yield on Class A shares was 5.02% on March 31, 2006.

     Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q:   What were the principal factors that affected performance?

A: The period was one in which a variety of influences contributed to volatility and uncertainty in the fixed-income markets. At the beginning of the six months, the domestic high-yield market was buffeted by a variety of concerns, including the impact of steadily rising interest rates and the effects of a new U.S. bankruptcy law. This law led to the bankruptcy filings of several companies, including automotive parts manufacturer Delphi and airlines Northwest and Delta. After these initial challenges, however, high-yield securities tended to perform well. Strong corporate earnings derived

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     from robust global economic growth supported the performance of lower-rated securities. In addition, the expectation that troubled General Motors would sell a majority stake in its financing unit, GMAC, helped the high-yield market.

     Emerging market debt performed very well as the global economic recovery advanced, spurred by rapid growth in nations such as China and India, signs of revival in Europe and Japan and continued progress in the United States. Commodity-producing nations, in particular, benefited from this expansion.

     In contrast, rising interest rates, spurred by the tightening policies of the Federal Reserve, undercut the performance of high-grade bonds, including U.S. Treasuries. The average Treasury security, for example, fell in price by 2.5 percentage points over the six months. The Lehman Brothers Government Bond Index had a negative total return for the six months.

     While rising interest rates had a negative impact on high-grade domestic bonds, they tended to support the value of the U.S. dollar versus other currencies. The dollar rose against many major foreign currencies, including the Japanese yen, although it slipped somewhat relative to the euro.

     The Fund's performance outdistanced its index benchmark, but it slightly lagged the average of its Lipper group, primarily because of our smaller relative weighting in emerging market debt. We were concerned that emerging market bonds, after performing strongly in the previous two years, offered little yield premium in relation to their risk when compared with other securities.

Q:   How did you adjust the Fund's portfolio during the period?

A: The major change we made to the portfolio during the six months was to upgrade overall quality in recognition that the gaps between yields of different quality bonds had tightened and lower-rated bonds were offering less yield advantage than earlier. We reduced overall high-yield exposure from 41.2% to 36.9% of Fund assets, mainly by selling U.S. high-yield names.

     Early in the period, we took advantage of values in the mortgage sector and added to our holdings because they offered relatively attractive yield with less risk to their principal than other types of high-grade securities in a rising interest rate environment. At the end of the fiscal year, mortgages were the largest sector weighting

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 3/31/06                            (continued)
--------------------------------------------------------------------------------

     in the Fund, accounting for 26.1% of portfolio assets. We also added positions among Treasuries, especially in Treasury Inflation Protection Securities (TIPS). U.S. Treasuries, including TIPS, represented 17.7% of assets at the end of the period, compared to 12.7% six months earlier.

     Although the dollar strengthened during the six months, as the period progressed we became less confident that the dollar would continue to appreciate against other currencies, and we added to our positions in the euro and Swedish and Norwegian bonds. However, we reduced our exposure to currencies of countries such as Canada and Australia that are heavily influenced by prices of commodities.

     By the end of the period, on March 31, 2006, average credit quality had been increased from BBB+ to A-. The average effective duration of the portfolio - which reflects the sensitivity of bond prices to changes in interest rates - was 4.58 years.

Q:   What were some of the investments that most influenced performance?

A: Our security selection among our domestic high-yield holdings tended to be strong. Bonds of Graham Packaging performed particularly well, as did securities issued by Transmontaigne, a U.S. energy distributor that was acquired by another firm. Bonds of chemical company Celanese also supported performance.

     Our decisions on bond maturities likewise helped. During a period in which shorter-maturity yields rose more than yields of longer-maturity bonds, our emphasis on 10-to-30-year bonds and on TIPS supported results.

     On the negative side, we had a small position in bonds of auto parts manufacturer Delphi, which declined in value as the company sought bankruptcy protection. Our Treasury holdings tended to detract from results when interest rates rose. Our position in the Japanese yen also did not help, although we continue to favor the currency because of the stronger fundamentals of the Japanese economy, which is beginning to recover from a prolonged slump.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q:   What is your investment outlook?

A: We expect that the Federal Reserve Board is close to the end of the current cycle of interest-rate hikes. From June 2004 through the end of March 2006, the Fed has raised the influential Fed funds rate 15 consecutive times, and the rate has climbed from 1.00% to 4.75%. We may be approaching the time when it would make sense to increase duration and take advantage of both the greater price stability and the higher yields available in the market.

     In an environment in which the economy may remain healthy, corporate profits could continue to be strong, with high-yield bonds continuing to offer opportunities. However, the prices of domestic high-yield corporate bonds tend to be high, and we plan to continue to upgrade to the better-quality tiers within the high-yield market. Similarly, while the fundamentals in the emerging markets look strong, emerging market debt does not offer the compelling values it did several years ago, and we do not believe investors are adequately compensated for the risks of these volatile markets. We anticipate that the Fund will maintain only a small exposure to investment-grade corporate issues, as they offer very little yield advantage over government securities, hence little compensation for the credit risks.

     Overall, we will continue to keep the Fund well diversified to take advantage of opportunities throughout the fixed-income markets.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. Investments in high-yield or lower-rated securities are subject to greater-than-average risk. When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. The securities issued by U.S. Government sponsored entities (i.e. FNMA, Freddie Mac) are neither guaranteed nor issued by the U.S. Government. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 3/31/06                            (continued)
--------------------------------------------------------------------------------

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-Backed securities are also subject to pre-payments.

Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. These risks may increase share price volatility.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Strategic Income
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 3/31/06
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Government Securities                                      43.7%
U.S. Corporate Bonds                                            39.4%
Foreign Government Bonds                                         6.1%
Temporary Cash Investment                                        5.7%
Municipal Bonds                                                  1.0%
Collateralized Mortgage Obligations                              0.4%
Convertible Corporate Bonds                                      0.1%
Supranational Bonds                                              0.1%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Treasury/Agency                                                 48.8%
BBB and Lower                                                   36.9%
BBB                                                              7.7%
Cash Equivalents                                                 5.8%
AA                                                               0.4%
A                                                                0.4%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of debt holdings)*

 1.    U.S. Treasury Inflation Protected Security, 3.5%, 1/15/11        5.27%
 2.    U.S. Treasury Strip, 0.0%, 11/15/13                              2.25
 3.    U.S. Treasury Inflation Protected Security, 1.875%, 7/15/15      2.06
 4.    U.S. Treasury Inflation Protected Security, 3.0%, 7/15/12        1.92
 5.    Federal National Mortgage Association, 5.5%, 4/1/36              1.55
 6.    Government of Sweden, 5.25%, 3/15/11                             1.25
 7.    Federal National Mortgage Association, 5.5%, 10/1/35             1.00
 8.    U.S. Treasury Bonds, 5.25%, 11/15/28                             0.99
 9.    U.S. Treasury Notes, 4.0%, 2/15/15                               0.99
10.    Norwegian Government, 6.75%, 1/15/07                             0.96

* This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Net Asset Value Per Share
--------------------------------------------------------------------------------

Class           3/31/06      9/30/05
-----           -------      -------
  A             $10.26       $10.58
  B             $10.11       $10.43
  C             $10.06       $10.38
  R             $10.43       $10.76
  Y             $10.28       $10.60

Distributions Per Share
--------------------------------------------------------------------------------

                    10/1/05 - 3/31/06
        ------------------------------------------
                       Short-Term      Long-Term
 Class   Dividends   Capital Gains   Capital Gains
------- ----------- --------------- --------------
   A      $0.3155       $0.0472         $0.0736
   B      $0.2733       $0.0472         $0.0736
   C      $0.2755       $0.0472         $0.0736
   R      $0.3125       $0.0472         $0.0736
   Y      $0.3394       $0.0472         $0.0736

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 3/31/06                                       CLASS A SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Income Fund at public offering price, compared to that of the Lehman Brothers U.S. Universal Index.

Average Annual Total Returns
(As of March 31, 2006)
                                            Public
                              Net Asset    Offering
Period                          Value       Price
Life-of-Class
(4/15/99)                       7.76%       7.06%
5 Years                         9.57        8.57
1 Year                          4.10       -0.61

[The following data was represented as a mountain chart in the printed material.]

4/99             9550            10000
3/00             9432            10185
                10139            11404
3/02            10800            11988
                12312            13362
3/04            14384            14262
                15380            14498
3/06            16011            14924

--------------------------------

   Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

   NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

   Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

   The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

   Index comparison begins April 30, 1999. The Lehman Brothers U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 3/31/06                                      CLASS B SHARES

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Income Fund compared to that of the Lehman Brothers U.S. Universal Index.

Average Annual Total Returns
(As of March 31, 2006)
Period                        If Held   If Redeemed
 Life-of-Class
 (4/15/99)                     6.99%      6.99%
 5 Years                       8.73       8.73
 1 Year                        3.28      -0.60

[The following data was represented as a mountain chart in the printed material.]

4/99             9550            10000
3/00             9432            10185
                10139            11404
3/02            10800            11988
                12312            13362
3/04            14384            14262
                15380            14498
3/06            16011            14924

--------------------------------

   Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

   "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge (CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerfunds.com/bshares.

   All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

   Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

   The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

   Index comparison begins April 30, 1999. The Lehman Brothers U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 3/31/06                              CLASS C SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Income Fund compared to that of the Lehman Brothers U.S. Universal Index.

Average Annual Total Returns
(As of March 31, 2006)
Period                        If Held   If Redeemed
 Life-of-Class
 (4/15/99)                     6.99%     6.99%
 5 Years                       8.77      8.77
 1 Year                        3.44      3.44

[The following data was represented as a mountain chart in the printed material.]

4/99             9550            10000
3/00             9432            10185
                10139            11404
3/02            10800            11988
                12312            13362
3/04            14384            14262
                15380            14498
3/06            16011            14924

--------------------------------

   Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

   Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

   Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

   The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

   Index comparison begins April 30, 1999. The Lehman Brothers U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 3/31/06                              CLASS R SHARES
--------------------------------------------------------------------------------
Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Income Fund compared to that of the Lehman Brothers U.S. Universal Index.

Average Annual Total Returns
(As of March 31, 2006)
Period                        If Held   If Redeemed
 Life-of-Class
 (4/15/99)                     7.62%     7.62%
 5 Years                       9.58      9.58
 1 Year                        3.94      3.94

[The following data was represented as a mountain chart in the printed material.]


4/99             9550            10000
3/00             9432            10185
                10139            11404
3/02            10800            11988
                12312            13362
3/04            14384            14262
                15380            14498
3/06            16011            14924

--------------------------------

   Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

   The performance of Class R shares for the period prior to the commencement of operations of Class R shares on April 1, 2003 is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period after April 1, 2003, the actual performance of Class R shares is reflected, which performance may be influenced by the smaller asset size of Class R shares compared to Class A shares. The performance of Class R shares does not reflect the 1% CDSC that was in effect prior to July 1, 2004. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

   Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

   The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

   Index comparison begins April 30, 1999. The Lehman Brothers U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 3/31/06                               CLASS Y SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Income Fund compared to that of the Lehman Brothers U.S. Universal Index.

Average Annual Total Returns
(As of March 31, 2006)
Period                        If Held   If Redeemed
 Life-of-Class
 (4/15/99)                     7.89%     7.89%
 5 Years                       9.74      9.74
 1 Year                        4.64      4.64

[The following data was represented as a mountain chart in the printed material.]

4/99             9550            10000
3/00             9432            10185
                10139            11404
3/02            10800            11988
                12312            13362
3/04            14384            14262
                15380            14498
3/06            16011            14924

--------------------------------

   Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

   Performance for periods prior to the inception of Y shares reflects the NAV performance of the Fund's A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to A shares. Since fees for A shares are generally higher than those of Y shares, the performance shown for Y shares prior to their inception would have been higher. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

   Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

   The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

   Index comparison begins April 30, 1999. The Lehman Brothers U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000 Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income Fund

Based on actual returns from October 1, 2005 through March 31, 2006.


 Share Class                        A            B            C            R            Y
-------------------------------------------------------------------------------------------------
 Beginning Account Value        $1,000.00    $1,000.00    $1,000.00    $1,000.00    $1,000.00
 On 10/1/05

 Ending Account Value           $1,011.50    $1,007.50    $1,007.80    $1,010.10    $1,013.80
 On 3/31/06

 Expenses Paid During Period*   $    5.52    $    9.26    $    8.86    $    6.25    $    3.31

* Expenses are equal to the Fund's annualized expense ratio of 1.10%, 1.87%, 1.81%, 1.28% and 0.66% for Class A, Class B, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income Fund

Based on actual returns from October 1, 2005 through March 31, 2006.


 Share Class                        A            B            C            R            Y
-------------------------------------------------------------------------------------------------
 Beginning Account Value        $1,000.00    $1,000.00    $1,000.00    $1,000.00    $1,000.00
 On 10/1/05

 Ending Account Value           $1,019.45    $1,015.70    $1,016.11    $1,018.71    $1,021.64
 On 3/31/06

 Expenses Paid During Period*   $    5.54    $    9.30    $    8.90    $    6.28    $    3.33

* Expenses are equal to the Fund's annualized expense ratio of 1.10%, 1.87%, 1.81%, 1.28% and 0.66% for Class A, Class B, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/06 (unaudited)
--------------------------------------------------------------------------------

Principal   S&P/
Amount      Moody's
(USD) ($)   Ratings                                                            Value
                        CONVERTIBLE CORPORATE BONDS - 0.1%
                        Semiconductor Equipment - 0.1%
1,230,000   NR/NR       Brooks Automation, Inc., 4.75%, 6/1/08        $    1,194,638
                                                                      --------------
                        TOTAL CONVERTIBLE CORPORATE BONDS
                        (Cost $1,139,240)                             $    1,194,638
                                                                      --------------
                        ASSET BACKED SECURITIES - 3.4%
                        Transportation - 0.2%
                        Airlines - 0.2%
2,099,783   BBB-/Ba2    Continental Airlines, Inc., 6.795%, 8/2/18    $    1,993,277
                                                                      --------------
                        Total Transportation                          $    1,993,277
                                                                      --------------
                        Diversified Financials - 1.1%
                        Diversified Financial Services - 1.1%
5,210,020   BB-/Ba2     Caithness Coso Fund Corp., 6.263%,
                          6/15/14 (144A)                              $    5,103,058
3,579,032   BBB-/Baa2   PF Export Receivable Master Trust, 6.436%,
                          6/1/15 (144A)                                    3,507,451
2,906,362   BBB/Baa2    Power Receivables Finance, 6.29%,
                          1/1/12 (144A)                                    2,918,075
                                                                      --------------
                        Total Diversified Financials                  $   11,528,584
                                                                      --------------
                        Utilities - 1.4%
                        Electric Utilities - 1.4%
2,571,750   BBB-/Baa3   Empresa Electric, 8.625%, 4/30/13 (144A)      $    2,793,718
5,705,050   BB-/Ba2     FPL Energy Wind Funding, 6.876%,
                          6/27/17 (144A)                                   5,705,050
5,695,014   NR/NR       Ormat Funding Corp., 8.25%, 12/30/20               5,865,864
1,359,659   B+/B1       Tenaska Alabama, 7.0%, 6/30/21 (144A)              1,364,069
                                                                      --------------
                        Total Utilities                               $   15,728,701
                                                                      --------------
                        Government - 0.7%
6,771,096   BB+/Ba2     Republic of Columbia, 9.75%, 4/9/11           $    7,507,452
                                                                      --------------
                        Total Government                              $    7,507,452
                                                                      --------------
                        TOTAL ASSET BACKED SECURITIES
                        (Cost $36,436,290)                            $   36,758,014
                                                                      --------------
                        COLLATERALIZED MORTGAGE OBLIGATIONS - 0.4%
                        Diversified Financials - 0.4%
                        Diversified Financial Services - 0.4%
1,376,000   NR/Ba1      Global Signal, 7.036%, 2/15/36 (144A)         $    1,390,781
3,000,000   NR/Ba2      Tower 2004-2A F, 6.376%, 12/15/14                  2,953,071
                                                                      --------------
                        TOTAL COLLATERALIZED MORTGAGE
                          OBLIGATIONS                                 $    4,343,852
                                                                      --------------
                        (Cost $4,376,000)                             $    4,343,852
                                                                      --------------

18   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal           S&P/
Amount              Moody's
(USD) ($)           Ratings                                                               Value
                                CORPORATE BONDS - 38.9%
                                Energy - 5.8%
                                Coal & Consumable Fuels - 0.4%
        4,500,000   B+/Ba3      Adaro Finance B.V. 8.5%, 12/8/10 (144A)          $    4,646,250
                                                                                 --------------
                                Oil & Gas Drilling - 0.5%
          535,000   B/B2        Copano Energy LLC, 8.125%, 3/1/16 (144A)         $      553,725
        5,200,000   NR/NR       DDI Holding AS, 9.3%, 1/19/12                         5,252,000
                                                                                 --------------
                                                                                 $    5,805,725
                                                                                 --------------
                                Oil & Gas Equipment & Services - 0.8%
        4,875,000   B+/B2       J. Ray McDermott SA, 11.0%, 12/15/13 (144A)      $    5,691,563
        2,545,000   NR/B1       Semgroup LP, 8.75%, 11/15/15 (144A)                   2,595,900
                                                                                 --------------
                                                                                 $    8,287,463
                                                                                 --------------
                                Oil & Gas Exploration & Production - 3.4%
        1,185,000   B+/B1       Atlas Pipeline Partners, 8.125%,
                                  12/15/15 (144A)                                $    1,235,363
        3,820,000   B-/B3       Baytex Energy, Ltd., 9.625%, 7/15/10                  4,044,425
        3,230,000   B-/B3       Clayton Williams Energy, 7.75%, 8/1/13                3,036,200
        2,525,000   B/B2        Compton Petroleum Corp., 7.625%, 12/1/13              2,525,000
        1,650,000   B/B2        Compton Petroleum Corp., 7.625%,
                                  12/1/13 (144A)                                      1,650,000
        1,360,000   B-/B3       Delta Petroleum Corp., 7.0%, 4/1/15                   1,244,400
        7,220,000   BBB/NR      Gazprom International SA, 7.201%,
                                  2/1/20 (144A)                                       7,555,730
        2,865,000   B-/B3       Harvest Operations Corp., 7.875%, 10/15/11            2,807,700
ITL 2,825,000,000   BBB-/Baa1   Petroleos Mexicanos, 7.375%, 8/13/07                  1,845,949
        1,660,000   CCC+/Caa1   Petroquest Energy, Inc., 10.375%, 5/15/12             1,759,600
        3,400,000   B/B2        Quicksilver Resources Inc., 7.125%, 4/1/16            3,357,500
        5,185,000   B-/Caa1     Stone Energy Corp., 6.75%, 12/15/14                   4,847,975
                                                                                 --------------
                                                                                 $   35,909,842
                                                                                 --------------
                                Oil & Gas Storage & Transportation - 0.7%
        1,255,000   B/B1        Inergy LP, 8.25%, 3/1/16 (144A)                  $    1,286,375
        2,920,000   B-/B2       Targa Resources, Inc., 8.5%, 11/1/13 (144A)           3,036,800
        2,723,000   B-/B3       Transmontaigne, Inc., 9.125%, 6/1/10                  2,893,188
                                                                                 --------------
                                                                                 $    7,216,363
                                                                                 --------------
                                Total Energy                                     $   61,865,643
                                                                                 --------------
                                Materials - 7.4%
                                Aluminum - 0.8%
        6,657,000   BB/Ba3      Asia Aluminum Holdings, 8.0%, 12/23/11 (144A)    $    6,290,865
        2,160,000   B/B1        Novelis, Inc., 7.25%, 2/15/15                         2,073,600
                                                                                 --------------
                                                                                 $    8,364,465
                                                                                 --------------

The accompanying notes are an integral part of these financial statements.   19

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/06  (unaudited) (continued)
--------------------------------------------------------------------------------

Principal        S&P/
Amount           Moody's
(USD) ($)        Ratings                                                                 Value
                             Commodity Chemicals - 1.3%
     2,190,000   BB-/B1      Arco Chemical Co., 9.8%, 2/1/20                    $    2,387,100
     1,130,000   B-/B3       Aventine Renewable Energy, Floating Rate
                               Note, 12/15/11                                        1,186,500
     1,885,000   B-/B2       Basell Finance Co., 8.1%, 3/15/27 (144A)                1,842,588
     5,405,000   B+/B1       Invista, 9.25%, 5/1/12 (144A)                           5,783,350
     2,625,000   B-/B3       Verasun Energy Corp., 9.875%, 12/15/12 (144A)           2,782,500
                                                                                --------------
                                                                                $   13,982,038
                                                                                --------------
                             Construction Materials - 0.4%
     4,650,000   B-/B3       U.S. Concrete, Inc., 8.375%, 4/1/14                $    4,789,500
                                                                                --------------
                             Diversified Chemical - 1.2%
     1,750,000   B-/B2       Ineos Group Holdings PLC, 7.875%,
                               2/15/16 (144A)                                   $    2,047,188
     2,550,000   BB+/NA      LPG International, Inc., 7.25%, 12/20/15 (144A)         2,524,500
EURO 2,525,000   B-/B2       Nell AF Sarl, 8.375%, 8/15/15 (144A)                    3,198,675
     3,895,000   B+/B2       Resolution Perform Production, 8.0%, 12/15/09           4,011,850
EURO   706,000   NR/Caa1     Rhodia SA, 9.25%, 6/1/11                                  920,038
                                                                                --------------
                                                                                $   12,702,251
                                                                                --------------
                             Diversified Metals & Mining - 1.2%
     1,690,000   B-/B3       American Rock Salt Co., LLC, 9.5%, 3/15/14         $    1,706,900
       715,000   NR/BBB      Ispat Inland ULC, Floating Rate Note, 4/1/10              736,441
     3,000,000   BBB/Baa3    Vale Overseas, Ltd, 6.25%, 1/11/16                      2,951,250
     3,300,000   BBB/Baa3    Vale Overseas, Ltd., 8.25%, 1/17/34                     3,786,750
     4,950,000   BB/Ba1      Vedenta Resources Plc, 6.625%, 2/22/10 (144A)           4,827,587
                                                                                --------------
                                                                                $   14,008,928
                                                                                --------------
                             Forest Products - 0.5%
     2,710,000   B+/B2       Ainsworth Lumber, 6.75%, 3/15/14                   $    2,350,925
     2,315,000   BB-/Ba2     Sino Forest Corp., 9.125%, 8/17/11 (144A)               2,488,625
                                                                                --------------
                                                                                $    4,839,550
                                                                                --------------
                             Metal & Glass Containers - 0.2%
     1,970,000   BB-/B1      Greif Brothers Corp., 8.875%, 8/1/12               $    2,098,050
                                                                                --------------
                             Paper Packaging - 0.7%
     3,170,000   B/B2        AEP Industries, Inc., 7.875%, 3/15/13              $    3,185,850
     2,220,000   CCC+/Caa2   Graham Packaging Co., 9.875%, 10/15/14                  2,247,750
     2,140,000   B-/B3       Graphic Packaging Co., 9.5%, 8/15/13 (b)                2,000,900
                                                                                --------------
                                                                                $    7,434,500
                                                                                --------------
                             Paper Products - 0.6%
     4,120,000   B+/B1       Bowater, Inc., 6.5%, 6/15/13                       $    3,841,900
     3,000,000   B+/B1       Abitibi-Consolidated, Inc., 6.0%, 6/20/13               2,580,000
                                                                                --------------
                                                                                $    6,421,900
                                                                                --------------

20    The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal        S&P/
Amount           Moody's
(USD) ($)        Ratings                                                              Value
                             Specialty Chemicals - 0.5%
     7,050,000   B/Caa2      Crystal US Holdings, Inc., Floating Rate
                               Note, 10/1/14 (c)                             $    5,463,750
                                                                             --------------
                             Total Materials                                 $   80,104,932
                                                                             --------------
                             Capital Goods - 4.5%
                             Aerospace & Defense - 0.2%
     1,265,000   B/B3        DRS Technologies Inc., 7.625%, 2/1/18           $    1,302,950
       400,000   BB+/Ba3     L-3 Communications Corp., 6.125%, 1/15/14              389,000
                                                                             --------------
                                                                             $    1,691,950
                                                                             --------------
                             Building Products - 1.2%
     5,175,000   B/B3        Builders Firstsource Inc., Floating Rate
                               Note, 2/15/12                                 $    5,304,375
     3,020,000   BB/Ba3      Caue Finance, Ltd., 8.875%, 8/1/15 (144A)            3,295,575
     4,215,000   BB-/Ba3     Desarrolladora Homex SA, 7.5%, 9/28/15               4,088,550
                                                                             --------------
                                                                             $   12,688,500
                                                                             --------------
                             Construction & Engineering - 0.9%
     1,230,000   NR/NR       Kvaerner ASA, 0.0%, 10/30/11                    $    1,180,800
NOK 58,720,000  NR/NR        Kvaerner ASA, 0.0%, 10/30/11                         8,601,431
                                                                             --------------
                                                                             $    9,782,231
                                                                             --------------
                             Construction & Farm Machinery & Heavy Trucks - 0.6%
     2,025,000   B+/Ba3      Commercial Vehicle Group, 8.0%, 7/1/13          $    2,025,000
     4,660,000   B+/B1       Greenbrier Co., Inc., 8.375%, 5/15/15                4,881,350
                                                                             --------------
                                                                             $    6,906,350
                                                                             --------------
                             Industrial Machinery - 0.3%
     2,150,000   B/B2        Gardner Denver, Inc., 8.0%, 5/1/13 (144A)       $    2,257,500
     1,146,000   B+/B3       JLG Industries, Inc., 8.375%, 6/15/12 (b)            1,203,300
                                                                             --------------
                                                                             $    3,460,800
                                                                             --------------
                             Trading Companies & Distributors - 1.3%
     6,925,000   BBB-/Baa3   Glencore Funding LLC, 6.0%, 4/15/14 (144A)      $    6,592,579
     8,750,000   BB+/Ba1     Noble Group, Ltd., 6.625%, 3/17/15 (144A)            7,734,598
                                                                             --------------
                                                                             $   14,327,177
                                                                             --------------
                             Total Capital Goods                             $   48,857,008
                                                                             --------------
                             Commercial Services & Supplies - 1.4%
                             Diversified Commercial Services - 0.9%
       820,000   B/B2        Ashtead Holdings Plc, 8.625%, 8/1/15 (144A)     $      852,800
     1,340,000   B+/Ba2      FTI Consulting, 7.625%, 6/15/13                      1,410,350
     4,100,000   CCC+/Caa1   Park-Ohio Industries, Inc., 8.375%, 11/15/14         3,864,250
     3,230,000   B/Caa1      United Rentals NA, Inc., 7.75%, 11/15/13             3,230,000
                                                                             --------------
                                                                             $    9,357,400
                                                                             --------------

The accompanying notes are an integral part of these financial statements.   21

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/06  (unaudited) (continued)
--------------------------------------------------------------------------------

Principal   S&P/
Amount      Moody's
(USD) ($)   Ratings                                                             Value
                        Environmental & Facilities Services - 0.5%
 1,633,000  B+/B2       Clean Harbors, Inc., 11.25%, 7/15/12 (144A)    $    1,837,125
 3,780,000  CCC+/Caa1   Hydrochem Industrial Service, 9.25%,
                          2/15/13 (144A)                                    3,751,650
                                                                       --------------
                                                                       $    5,588,775
                                                                       --------------
                        Total Commercial Services & Supplies           $   14,946,175
                                                                       --------------
                        Transportation - 1.0%
                        Airlines - 0.1%
 1,500,000  CCC/Caa2    AMR Corp., 9.8%, 10/1/21                       $    1,331,250
                                                                       --------------
                        Airport Services - 0.1%
   835,000  B-/Caa1     K&F Acquisition, Inc., 7.75%, 11/15/14         $      845,438
                                                                       --------------
                        Marine - 0.6%
 2,095,000  BB+/NR      CMA CGM SA, 7.25%, 2/1/13 (144A)               $    2,074,563
 5,185,000  BB-/Ba3     Stena AB, 7.0%, 12/1/16                             4,873,900
   150,000  B-/B3       Trailer Bridge, Inc., 9.25%, 11/15/11                 154,313
                                                                       --------------
                                                                       $    7,102,776
                                                                       --------------
                        Railroads - 0.2%
 1,900,000  B+/B2       TFM SA De CV, 9.375%, 5/1/12                   $    2,090,000
                                                                       --------------
                        Total Transportation                           $   11,369,464
                                                                       --------------
                        Automobiles & Components - 0.4%
                        Tires & Rubber - 0.4%
 4,475,000  B-/B3       Goodyear Tire & Rubber, 9.0%, 7/1/15           $    4,542,125
                                                                       --------------
                        Total Automobiles & Components                 $    4,542,125
                                                                       --------------
                        Consumer Durables & Apparel - 1.0%
                        Footwear - 0.2%
 2,745,000  BB-/B1      Brown Shoe Co., Inc., 8.75%, 5/1/12            $    2,895,975
                                                                       --------------
                        Homebuilding - 0.8%
 2,829,000  BB-/Ba2     Meritage Homes Corp., 6.25%, 3/15/15           $    2,503,665
 2,530,000  B+/Ba3      WCI Communities, Inc., 7.875%, 10/1/13              2,422,475
 3,785,000  B+/Ba3      WCI Communities, Inc., 6.625%, 3/15/15              3,349,725
                                                                       --------------
                                                                       $    8,275,865
                                                                       --------------
                        Total Consumer Durables & Apparel              $   11,171,840
                                                                       --------------
                        Consumer Services - 0.6%
                        Casinos & Gaming - 0.4%
 4,100,000  B-/Caa1     Trump Entertainment Resorts, 8.5%, 6/1/15      $    3,987,250
                                                                       --------------
                        Hotels, Resorts & Cruise Lines - 0.2%
 1,905,000  B+/B1       Galaxy Entertainment Financial, 9.875%,
                          12/15/12 (144A)                              $    1,983,581
                                                                       --------------

22    The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal        S&P/
Amount           Moody's
(USD) ($)        Ratings                                                             Value
                             Total Consumer Services                        $    5,970,831
                                                                            --------------
                             Media - 2.0%
                             Broadcasting & Cable TV - 1.5%
     7,530,000   BB+/Ba2     C&M Finance, Ltd., 8.1%, 2/1/16 (144A)         $    7,532,643
     3,282,000   BB-/Ba3     Innova S De R.L., 9.375%, 9/19/13                   3,675,840
     3,935,000   B-/B2       Kabel Deutschland GMBH, 10.625%, 7/1/14             4,200,613
                                                                            --------------
                                                                            $   15,409,096
                                                                            --------------
                             Movies & Entertainment - 0.5%
     5,700,000   B+/Ba2      Corp Interamer De Entret, 8.875%,
                               6/14/15 (144A)                               $    5,643,000
                                                                            --------------
                             Total Media                                    $   21,052,096
                                                                            --------------
                             Retailing - 0.8%
                             Automotive Retail - 0.0%
       504,000   CCC/B3      Pep Boys-Manny Moe Jack, 7.5%, 12/15/14        $      453,600
                                                                            --------------
                             Computer & Electronics Retail - 0.2%
     1,640,000   B+/BA3      GSC Holdings Corp., 8.0%, 10/1/12 (144A)       $    1,627,700
                                                                            --------------
                             Distributors - 0.4%
EURO 3,450,000   B-/B2       Central Eur Distribution Corp., 8.0%,
                               7/25/12 (144A)                               $    4,585,016
                                                                            --------------
                             Specialty Stores - 0.2%
     1,900,000   B-/B3       Hines Nurseries, Inc., 10.25%, 10/01/11        $    1,857,250
                                                                            --------------
                             Total Retailing                                $    8,523,566
                                                                            --------------
                             Food & Drug Retailing - 0.3%
                             Drug Retail - 0.3%
     2,575,000   CCC-/Caa3   Duane Reade, Inc., 9.75%, 8/1/11 (b)           $    1,931,250
     1,670,000   CCC+/Caa1   Duane Reade, Inc., Floating Rate
                               Note, 12/15/10 (c)                                1,653,300
                                                                            --------------
                                                                            $    3,584,550
                                                                            --------------
                             Total Food & Drug Retailing                    $    3,584,550
                                                                            --------------
                             Food, Beverage & Tobacco - 0.6%
                             Brewers - 0.6%
     3,114,000   NR/NR       Argentine Beverages, 7.375%, 3/22/12 (144A)    $    3,082,860
       535,000   BBB/Baa3    Cia Brasileira de Bebida, 10.5%, 12/15/11             646,013
     2,530,000   BBB/Baa3    Cia Brasileira de Bebida, 8.75%, 9/15/13            2,909,500
                                                                            --------------
                                                                            $    6,638,373
                                                                            --------------
                             Total Food, Beverage & Tobacco                 $    6,638,373
                                                                            --------------

The accompanying notes are an integral part of these financial statements.   23

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/06  (unaudited) (continued)
--------------------------------------------------------------------------------

Principal       S&P/
Amount          Moody's
(USD) ($)       Ratings                                                                Value
                            Health Care Equipment & Services - 0.5%
                            Health Care Services - 0.5%
    2,585,000   B-/B3       Medical Services Co., Floating Rate Note,
                              10/15/11 (144A)                                 $    2,093,850
    3,415,000   CCC+/Caa1   Rural/Metro Corp., 9.875%, 3/15/15                     3,679,663
                                                                              --------------
                                                                              $    5,773,513
                                                                              --------------
                            Total Health Care Equipment & Services            $    5,773,513
                                                                              --------------
                            Pharmaceuticals & Biotechnology - 0.7%
                            Biotechnology - 0.4%
    4,225,000   B/B2        Angiotech Pharmaceutical, 7.75%, 4/1/14 (144A)    $    4,267,250
                                                                              --------------
                            Pharmaceuticals - 0.3%
    3,430,000   CCC+/Caa1   Warner Chilcott Corp., 8.75%, 2/1/15 (144A)       $    3,404,275
                                                                              --------------
                            Total Pharmaceuticals & Biotechnology             $    7,671,525
                                                                              --------------
                            Banks - 1.2%
                            Diversified Banks - 1.2%
    3,525,000   B/Ba1       ATF Bank JSC, 9.25%, 4/12/12 (144A)               $    3,720,638
    2,900,000   BB+/Baa2    Kazkommerts International BV, 8.0%, 11/3/15            2,989,900
 DKK    2,063   AA/Aa2      Nykredit, 6.0%, 10/1/29                                      351
 DKK  105,520   AA/Aa2      Nykredit, 7.0%, 10/1/32                                   18,426
    2,000,000   B+/Ba2      Russian Stand Bank, 7.5%, 10/7/10 (144A)               1,957,500
      210,000   BBB+/A1     SEB, 8.125%, 9/6/49 (144A)                               212,643
    3,470,000   BB/Baa2     Turanalem Finance BV, 8.5%, 2/10/15 (144A)             3,621,813
                                                                              --------------
                                                                              $   12,521,271
                                                                              --------------
                            Total Banks                                       $   12,521,271
                                                                              --------------
                            Diversified Financials - 1.8%
                            Consumer Finance - 0.7%
    4,730,000   BB-/Ba2     Ford Motor Credit Co., 5.7%, 1/15/10              $    4,197,511
    4,559,000   A/A2        SLM Corp., Floating Rate Note, 7/25/14                 4,228,381
                                                                              --------------
                                                                              $    8,425,892
                                                                              --------------
                            Investment Banking & Brokerage - 0.5%
    4,175,000   B+/B1       E*Trade Financial Corp., 8.0%, 6/15/11            $    4,336,781
    1,000,000   B/NR        Sistema Finance SA, 10.25%, 4/14/08                    1,058,500
                                                                              --------------
                                                                              $    5,395,281
                                                                              --------------
                            Diversified Financial Services - 0.4%
    3,800,000   BBB-/Baa3   Bombardier Capital, Inc., 7.09%, 3/30/07          $    3,807,125
                                                                              --------------
                            Specialized Finance - 0.2%
    1,910,000   B/B3        Dollar Financial Group, 9.75%, 11/15/11           $    2,005,500
                                                                              --------------
                            Total Diversified Financials                      $   19,633,798
                                                                              --------------

24    The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal   S&P/
Amount      Moody's
(USD) ($)   Ratings                                                               Value
                        Insurance - 3.6%
                        Life & Health Insurance - 1.0%
 7,600,000  B-/B2       Presidential Life Corp., 7.875%, 2/15/09         $    7,600,000
 2,885,000  BB+/Ba1     Provident Co., Inc., 7.0%, 7/15/18                    2,924,429
                                                                         --------------
                                                                         $   10,524,429
                                                                         --------------
                        Multi-Line Insurance - 0.6%
 5,936,000  BB+/Ba1     Hanover Insurance Group, 7.625%, 10/15/25        $    5,997,841
                                                                         --------------
                        Property & Casualty Insurance - 1.0%
 5,250,000  BBB-/NR     Kingsway America, Inc., 7.5%, 2/1/14             $    5,288,724
 5,150,000  BB+/Baa3    Ohio Casualty Corp., 7.3%, 6/15/14                    5,368,046
                                                                         --------------
                                                                         $   10,656,770
                                                                         --------------
                        Reinsurance - 1.0%
 3,330,000  BBB-/Baa3   Odyssey Re Holdings, 7.65%, 11/1/13              $    3,339,937
 7,625,000  BBB/NA      Platinum Underwriters HD, 7.5%, 6/1/17                7,652,420
                                                                         --------------
                                                                         $   10,992,357
                                                                         --------------
                        Total Insurance                                  $   38,171,397
                                                                         --------------
                        Real Estate - 1.4%
                        Real Estate Management & Development - 0.2%
 1,790,000  BB-/Ba3     Forest City Enterprises, 7.625%, 6/1/15          $    1,888,450
                                                                         --------------
                        Real Estate Investment Trusts - 1.2%
 2,310,000  B+/B2       BF Saul Real Estate Investment Trust,
                          7.5%, 3/1/14                                   $    2,367,750
   690,000  B/B1        Crescent Real Estate, 9.25%, 4/15/09                    723,051
   500,000  B-/B2       Meristar Hospitality Operations Finance Corp.,
                          9.0%, 1/15/08                                         530,000
 6,390,000  B+/B1       Trustreet Properties Inc., 7.5%, 4/1/15               6,405,975
 2,835,000  BB+/Ba2     Ventas Realty Capital Corp., 7.125%,
                          6/1/15 (144A)                                       2,912,963
                                                                         --------------
                                                                         $   12,939,739
                                                                         --------------
                        Total Real Estate                                $   14,828,189
                                                                         --------------
                        Technology Hardware & Equipment - 1.1%
                        Communications Equipment - 0.6%
 2,500,000  BBB-/Baa3   Corning, Inc., 5.9%, 3/15/14                     $    2,468,710
 3,550,000  B+/NA       Dycom Industries, 8.125%, 10/15/15                    3,656,500
                                                                         --------------
                                                                         $    6,125,210
                                                                         --------------
                        Technology Distributors - 0.5%
 6,314,000  BB+/Ba1     Anixter International Corp., 5.95%, 3/1/15       $    5,859,089
                                                                         --------------
                        Total Technology Hardware & Equipment            $   11,984,299
                                                                         --------------

The accompanying notes are an integral part of these financial statements.   25

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/06  (unaudited) (continued)
--------------------------------------------------------------------------------

Principal       S&P/
Amount          Moody's
(USD) ($)       Ratings                                                                Value
                            Semiconductors - 0.3%
    2,920,000   BBB-/Baa3   Chartered Semiconductor, 6.375%, 8/3/15           $    2,878,022
                                                                              --------------
                            Total Semiconductors                              $    2,878,022
                                                                              --------------
                            Telecommunication Services - 1.4%
                            Integrated Telecommunication Services - 0.1%
      818,000   NR/Baa3     Tele Norte Leste Participacoes, 8.0%, 12/18/13    $      871,170
                                                                              --------------
                            Wireless Telecommunication Services - 1.3%
      795,000   NR/B3       Digicel, Ltd., 9.25%, 9/1/12 (144A)               $      840,713
    2,200,000   BB-/Ba3     Mobile Telesystems Finance, 8.375%,
                              10/14/10 (144A)                                      2,277,000
    1,270,000   BB-/Ba3     Mobile Telesystems Finance, 9.75%,
                              1/30/08 (144A)                                       1,335,088
CAD 3,050,000   BB/Ba2      Rogers Cantel, Inc., 10.5%, 6/1/06                     2,635,615
    3,700,000   B-/B2       Stratos Global Corp., 9.875%, 2/15/13 (144A)           3,663,000
    4,810,000   B/B3        Zeus Special Sub, Ltd., Floating Rate Note,
                              2/1/15 (144A) (c)                                    3,330,925
                                                                              --------------
                                                                              $   14,082,341
                                                                              --------------
                            Total Telecommunication Services                  $   14,953,511
                                                                              --------------
                            Utilities - 1.1%
                            Electric Utilities - 1.0%
    4,434,378   NR/Ba1      Juniper Generation, 6.79%, 12/31/14 (144A)        $    4,261,881
    3,775,000   BBB-/Baa3   Kiowa Power Partners LLC, 5.737%,
                              3/30/21 (144A)                                       3,648,840
    3,250,000   BB-/Ba3     MSW Energy Holdings, 7.375%, 9/1/10                    3,347,500
                                                                              --------------
                                                                              $   11,258,221
                                                                              --------------
                            Multi-Utilities - 0.0%
      540,000   B+/B1       Reliant Energy, Inc., 6.75%, 12/15/14             $      476,550
                                                                              --------------
                            Total Utilities                                   $   11,734,771
                                                                              --------------
                            TOTAL CORPORATE BONDS
                            (Cost $410,498,108)                               $  418,776,899
                                                                              --------------
                            U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 43.2%
                            Government - 43.2%
      165,155   AAA/Aaa     Federal Home Loan Mortgage Corp.,
                              4.5%, 11/1/18                                     $    157,965
      182,967   AAA/Aaa     Federal Home Loan Mortgage Corp.,
                              4.5%, 8/1/18                                           175,002
    8,726,500   AAA/Aaa     Federal Home Loan Mortgage Corp.,
                              4.5%, 4/1/20                                         8,331,646
    9,196,859   AAA/Aaa     Federal Home Loan Mortgage Corp.,
                              4.5%, 5/1/20                                         8,780,722

26    The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal   S&P/
Amount      Moody's
(USD) ($)   Ratings                                                Value
                      Government - continued
 3,510,135  AAA/Aaa   Federal Home Loan Mortgage Corp.,
                        4.5%, 7/1/20                        $    3,351,310
 2,913,970  AAA/Aaa   Federal Home Loan Mortgage Corp.,
                        4.5%, 11/1/20                            2,782,119
 4,786,444  AAA/Aaa   Federal Home Loan Mortgage Corp.,
                        4.5%, 4/1/35                             4,425,202
 1,050,724  AAA/Aaa   Federal Home Loan Mortgage Corp.,
                        5.0%, 5/1/34                             1,001,579
   662,762  AAA/Aaa   Federal Home Loan Mortgage Corp.,
                        5.0%, 11/1/34                              631,763
 2,458,316  AAA/Aaa   Federal Home Loan Mortgage Corp.,
                        5.0%, 7/1/35                             2,339,586
   248,944  NR/NR     Federal Home Loan Mortgage Corp.,
                        5.5%, 10/1/16                              247,584
   250,658  NR/NR     Federal Home Loan Mortgage Corp.,
                        5.5%, 4/1/33                               245,313
   438,872  AAA/Aaa   Federal Home Loan Mortgage Corp.,
                        5.5%, 5/1/33                               429,347
 9,125,656  AAA/Aaa   Federal Home Loan Mortgage Corp.,
                        5.5%, 11/1/34                            8,929,483
   958,576  AAA/Aaa   Federal Home Loan Mortgage Corp.,
                        5.5%, 1/1/35                               937,346
 4,293,447  AAA/Aaa   Federal Home Loan Mortgage Corp.,
                        5.5%, 6/1/35                             4,193,260
 2,512,723  AAA/Aaa   Federal Home Loan Mortgage Corp.,
                        6.0%, 6/1/17                             2,543,491
   443,098  NR/NR     Federal Home Loan Mortgage Corp.,
                        6.0%, 1/1/33                               443,733
   102,042  AAA/Aaa   Federal Home Loan Mortgage Corp.,
                        6.0%, 2/1/33                               102,202
   468,673  NR/NR     Federal Home Loan Mortgage Corp.,
                        6.0%, 3/1/33                               469,268
   497,580  AAA/Aaa   Federal Home Loan Mortgage Corp.,
                        6.0%, 9/1/33                               498,155
 3,604,360  AAA/Aaa   Federal Home Loan Mortgage Corp.,
                        6.0%, 1/1/34                             3,608,747
 1,987,381  AAA/Aaa   Federal Home Loan Mortgage Corp.,
                        6.0%, 8/1/34                             1,989,811
 3,648,557  AAA/Aaa   Federal Home Loan Mortgage Corp.,
                        6.0%, 6/1/35                             3,650,941

The accompanying notes are an integral part of these financial statements.   27

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/06  (unaudited) (continued)
--------------------------------------------------------------------------------

Principal     S&P/
Amount        Moody's
(USD) ($)     Ratings                                                      Value
                        Government - continued
     15,569   NR/NR     Federal Home Loan Mortgage Corp.,
                          6.5%, 9/1/32                            $       15,904
    632,821   AAA/Aaa   Federal Home Loan Mortgage Corp.,
                          6.5%, 10/1/33                                  649,013
  2,206,959   AAA/Aaa   Federal National Mortgage Association,
                          4.5%, 5/1/20                                 2,111,118
  1,913,168   AAA/Aaa   Federal National Mortgage Association,
                          4.5%, 9/1/20                                 1,830,085
  2,416,433   AAA/Aaa   Federal National Mortgage Association,
                          4.5%, 3/1/35                                 2,229,781
  3,112,700   AAA/Aaa   Federal National Mortgage Association,
                          5.0%, 2/1/20                                 3,035,935
  9,026,956   AAA/Aaa   Federal National Mortgage Association,
                          5.0%, 9/1/20                                 8,804,333
  5,985,119   AAA/Aaa   Federal National Mortgage Association,
                          5.0%, 10/1/20                                5,837,513
  4,134,962   AAA/Aaa   Federal National Mortgage Association,
                          5.0%, 12/1/34                                3,941,562
  1,337,977   NR/NR     Federal National Mortgage Association,
                          5.5%, 12/1/17                                1,331,739
  1,880,093   AAA/Aaa   Federal National Mortgage Association,
                          5.5%, 3/1/18                                 1,870,074
    854,070   AAA/Aaa   Federal National Mortgage Association,
                          5.5%, 12/1/18                                  849,518
  1,134,628   AAA/Aaa   Federal National Mortgage Association,
                          5.5%, 4/1/19                                 1,128,896
  6,994,455   AAA/Aaa   Federal National Mortgage Association,
                          5.5%, 3/1/25                                 6,881,895
  5,601,364   AAA/Aaa   Federal National Mortgage Association,
                          5.5%, 2/1/23                                 5,519,867
    394,553   NR/NR     Federal National Mortgage Association,
                          5.5%, 5/1/33                                   385,900
    881,244   AAA/Aaa   Federal National Mortgage Association,
                          5.5%, 6/1/33                                   876,202
    581,628   AAA/Aaa   Federal National Mortgage Association,
                          5.5%, 7/1/33                                   568,872
  1,724,177   AAA/Aaa   Federal National Mortgage Association,
                          5.5%, 4/1/34                                 1,686,364
 10,243,347   AAA/Aaa   Federal National Mortgage Association,
                          5.5%, 10/1/35                               10,001,627

28    The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal        S&P/
Amount           Moody's
(USD) ($)        Ratings                                                      Value
                           Government - continued
    15,900,000   AAA/Aaa   Federal National Mortgage Association,
                             5.5%, 4/1/36                            $   15,517,414
     1,344,536   AAA/Aaa   Federal National Mortgage Association,
                             6.0%, 6/1/16                                 1,363,348
       727,564   AAA/Aaa   Federal National Mortgage Association,
                             6.0%, 7/1/17                                   737,684
        19,443   NR/NR     Federal National Mortgage Association,
                             6.0%, 2/1/32                                    19,470
        35,416   NR/NR     Federal National Mortgage Association,
                             6.0%, 10/1/32                                   35,450
       216,421   NR/NR     Federal National Mortgage Association,
                             6.0% 11/1/32                                   216,624
     1,184,276   AAA/Aaa   Federal National Mortgage Association,
                             6.0%, 12/1/32                                1,185,387
       132,745   NR/NR     Federal National Mortgage Association,
                             6.0%, 1/1/33                                   132,870
        74,805   NR/NR     Federal National Mortgage Association,
                             6.0% 2/1/33                                     74,876
       116,050   NR/NR     Federal National Mortgage Association,
                             6.0%, 3/1/33                                   116,159
       307,446   AAA/Aaa   Federal National Mortgage Association,
                             6.0%, 11/1/33                                  307,610
     1,744,571   NR/NR     Federal National Mortgage Association,
                             6.0%, 12/1/33                                1,745,504
     5,000,000   AAA/Aaa   Federal National Mortgage Association,
                             6.0%, 4/1/36                                 5,000,000
AUD 10,500,000   AAA/AAA   Federal National Mortgage Association,
                             6.375%, 8/15/07                              7,586,605
     1,138,745   AAA/Aaa   Federal National Mortgage Association,
                             6.5%, 12/1/21                                1,168,235
         2,103   NR/NR     Federal National Mortgage Association,
                             6.5%, 4/1/29                                     2,156
        10,465   NR/NR     Federal National Mortgage Association,
                             6.5%, 2/1/32                                    10,613
        20,360   NR/NR     Federal National Mortgage Association,
                             6.5%, 3/1/32                                    20,816
        28,139   NR/NR     Federal National Mortgage Association,
                             6.5%, 5/1/31                                    28,789
         1,855   NR/NR     Federal National Mortgage Association,
                             6.5%, 6/1/31                                     1,898

The accompanying notes are an integral part of these financial statements.   29

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/06                                    (continued)
--------------------------------------------------------------------------------

Principal   S&P/
Amount      Moody's
(USD) ($)   Ratings                                                            Value
                      Government - continued
     7,185  NR/NR     Federal National Mortgage Association,
                        6.5%, 7/1/31                                  $        7,350
    30,765  NR/NR     Federal National Mortgage Association,
                        6.5%, 8/1/32                                          31,476
 1,567,418  NR/NR     Federal National Mortgage Association,
                        6.5%, 9/1/32                                       1,602,542
    57,078  NR/NR     Federal National Mortgage Association,
                        6.5%, 10/1/32                                         58,357
    44,178  NR/NR     Federal National Mortgage Association,
                        6.5%, 11/1/32                                         45,168
     4,257  NR/NR     Federal National Mortgage Association,
                        7.5%, 1/1/28                                           4,451
     8,691  NR/NR     Federal National Mortgage Association,
                        7.0%, 5/1/28                                           8,967
     2,290  NR/NR     Federal National Mortgage Association,
                        7.0%, 2/1/29                                           2,363
     2,062  NR/NR     Federal National Mortgage Association,
                        7.0%, 12/1/30                                          2,127
    14,656  NR/NR     Federal National Mortgage Association,
                        7.0%, 7/1/31                                          15,110
     2,582  NR/NR     Government National Mortgage Association I,
                        6.5%, 12/15/31                                         2,678
    16,529  NR/NR     Government National Mortgage Association I,
                        7.0%, 5/15/31                                         17,239
 3,636,934  AAA/Aaa   Government National Mortgage Association II,
                        4.5%, 1/20/35                                      3,388,338
 7,339,079  AAA/Aaa   Government National Mortgage Association II,
                        4.5%, 12/20/34                                     6,842,122
 1,190,218  AAA/Aaa   Government National Mortgage Association II,
                        5.5%, 3/20/34                                      1,175,645
   602,150  AAA/Aaa   Government National Mortgage Association II,
                        6.0%, 5/20/32                                        607,852
 1,085,993  AAA/Aaa   Government National Mortgage Association II,
                        6.0%, 10/20/33                                     1,099,860
    26,733  NR/NR     Government National Mortgage Association II,
                        7.0%, 1/20/29                                         27,667
 1,715,572  AAA/Aaa   Government National Mortgage Association,
                        4.5%, 9/15/33                                      1,616,316
    49,153  AAA/Aaa   Government National Mortgage Association,
                        4.5%, 11/15/33                                        46,310

30    The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal   S&P/
Amount      Moody's
(USD) ($)   Ratings                                                          Value
                      Government - continued
   266,620  AAA/Aaa   Government National Mortgage Association,
                        4.5%, 12/15/34                              $      251,064
   862,336  AAA/Aaa   Government National Mortgage Association,
                        4.5%, 3/15/35                                      811,473
 3,927,199  AAA/Aaa   Government National Mortgage Association,
                        4.5%, 3/20/35                                    3,658,763
 2,452,095  AAA/Aaa   Government National Mortgage Association,
                        4.5%, 4/15/35                                    2,307,463
   481,409  AAA/Aaa   Government National Mortgage Association,
                        5.0%, 11/15/16                                     474,124
 2,022,747  AAA/Aaa   Government National Mortgage Association,
                        5.0%, 10/15/18                                   1,990,275
 3,426,160  AAA/Aaa   Government National Mortgage Association,
                        5.0%, 9/15/33                                    3,323,613
    53,007  AAA/Aaa   Government National Mortgage Association,
                        5.0%, 5/15/34                                       51,401
   841,430  AAA/Aaa   Government National Mortgage Association,
                        5.0%, 2/15/35                                      815,337
 2,735,135  AAA/Aaa   Government National Mortgage Association,
                        5.0%, 3/15/35                                    2,650,317
 4,379,980  AAA/Aaa   Government National Mortgage Association,
                        5.0%, 5/15/35                                    4,244,155
 3,557,706  AAA/Aaa   Government National Mortgage Association,
                        5.0%, 6/15/35                                    3,447,379
   169,972  AAA/Aaa   Government National Mortgage Association,
                        5.5%, 3/15/17                                      170,118
    31,318  AAA/Aaa   Government National Mortgage Association,
                        5.5%, 12/15/18                                      31,337
   389,800  AAA/Aaa   Government National Mortgage Association,
                        5.5%, 8/15/19                                      389,952
 5,060,979  AAA/Aaa   Government National Mortgage Association,
                        5.5%, 9/15/19                                    5,062,949
 2,391,796  AAA/Aaa   Government National Mortgage Association,
                        5.5%, 10/15/19                                   2,392,727
   856,667  AAA/Aaa   Government National Mortgage Association,
                        5.5%, 7/15/33                                      848,853
 1,942,200  AAA/Aaa   Government National Mortgage Association,
                        5.5%, 1/15/34                                    1,924,480
 2,029,483  AAA/Aaa   Government National Mortgage Association,
                        5.5%, 4/15/34                                    2,010,966

The accompanying notes are an integral part of these financial statements.   31

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/06  (unaudited) (continued)
--------------------------------------------------------------------------------

Principal     S&P/
Amount        Moody's
(USD) ($)     Ratings                                                          Value
                        Government - continued
  2,628,493   AAA/Aaa   Government National Mortgage Association,
                          5.5%, 4/20/34                               $    2,596,310
  1,971,978   AAA/Aaa   Government National Mortgage Association,
                          5.5%, 7/15/34                                    1,953,987
  4,726,846   AAA/Aaa   Government National Mortgage Association,
                          5.5%, 10/15/34                                   4,683,720
  1,191,675   AAA/Aaa   Government National Mortgage Association,
                          5.5%, 1/15/35                                    1,180,467
 10,018,463   AAA/Aaa   Government National Mortgage Association,
                          5.5%, 2/15/35                                    9,924,235
  4,764,166   AAA/Aaa   Government National Mortgage Association,
                          5.5%, 3/15/35                                    4,719,356
  7,251,223   AAA/Aaa   Government National Mortgage Association,
                          5.5%, 6/15/35                                    7,183,022
  4,999,500   AAA/Aaa   Government National Mortgage Association,
                          5.5%, 12/15/35                                   4,952,478
  5,449,457   AAA/Aaa   Government National Mortgage Association,
                          5.5%, 2/15/36                                    5,397,006
     63,397   AAA/Aaa   Government National Mortgage Association,
                          6.0%, 1/15/11                                       63,873
    108,186   AAA/Aaa   Government National Mortgage Association,
                          6.0%, 4/15/13                                      110,127
     15,371   AAA/Aaa   Government National Mortgage Association,
                          6.0%, 6/15/13                                       15,647
  1,374,372   AAA/Aaa   Government National Mortgage Association,
                          6.0%, 9/15/33                                    1,391,461
    344,248   AAA/Aaa   Government National Mortgage Association,
                          6.0%, 12/15/13                                     350,424
    732,482   AAA/Aaa   Government National Mortgage Association,
                          6.0%, 1/15/14                                      746,045
    494,331   NR/NR     Government National Mortgage Association,
                          6.0%, 4/15/14                                      503,484
     18,430   AAA/Aaa   Government National Mortgage Association,
                          6.0%, 7/15/14                                       18,771
     21,833   AAA/Aaa   Government National Mortgage Association,
                          6.0%, 5/15/16                                       22,237
      2,691   AAA/Aaa   Government National Mortgage Association,
                          6.0%, 8/15/16                                        2,741
    226,994   AAA/Aaa   Government National Mortgage Association,
                          6.0%, 11/15/16                                     231,191

32    The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal   S&P/
Amount      Moody's
(USD) ($)   Ratings                                                          Value
                      Government - continued
   991,224  AAA/Aaa   Government National Mortgage Association,
                        6.0%, 1/15/17                               $    1,009,495
     8,968  AAA/Aaa   Government National Mortgage Association,
                        6.0%, 3/15/17                                        9,133
 2,414,989  AAA/Aaa   Government National Mortgage Association,
                        6.0%, 6/15/17                                    2,459,504
 1,812,812  AAA/Aaa   Government National Mortgage Association,
                        6.0%, 7/15/17                                    1,846,228
    81,695  AAA/Aaa   Government National Mortgage Association,
                        6.0%, 2/15/18                                       83,203
    63,712  AAA/Aaa   Government National Mortgage Association,
                        6.0%, 11/15/18                                      64,888
   687,115  AAA/Aaa   Government National Mortgage Association,
                        6.0%, 9/15/19                                      699,590
 1,235,727  AAA/Aaa   Government National Mortgage Association,
                        6.0%, 8/15/32                                    1,251,385
 1,069,069  NR/NR     Government National Mortgage Association,
                        6.0%, 1/15/33                                    1,082,362
 1,449,102  NR/NR     Government National Mortgage Association,
                        6.0%, 2/15/33                                    1,467,120
   975,964  AAA/Aaa   Government National Mortgage Association,
                        6.0%, 3/15/33                                      988,100
 4,170,356  AAA/Aaa   Government National Mortgage Association,
                        6.0%, 5/15/33                                    4,222,212
   653,507  AAA/NR    Government National Mortgage Association,
                        6.0%, 6/15/33                                      661,633
 1,938,296  AAA/Aaa   Government National Mortgage Association,
                        6.0%, 7/15/33                                    1,962,397
 2,961,240  AAA/Aaa   Government National Mortgage Association,
                        6.0%, 8/15/34                                    2,998,798
 1,111,347  AAA/Aaa   Government National Mortgage Association,
                        6.0%, 9/15/33                                    1,125,166
 1,647,560  AAA/Aaa   Government National Mortgage Association,
                        6.0%, 10/15/33                                   1,668,047
 1,542,184  AAA/Aaa   Government National Mortgage Association,
                        6.0%, 11/15/33                                   1,561,359
   499,980  AAA/Aaa   Government National Mortgage Association,
                        6.0%, 1/15/34                                      505,926
     1,845  NR/NR     Government National Mortgage Association,
                        6.5%, 1/20/28                                        1,896

The accompanying notes are an integral part of these financial statements.   33

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/06  (unaudited) (continued)
--------------------------------------------------------------------------------

Principal   S&P/
Amount      Moody's
(USD) ($)   Ratings                                                          Value
                      Government - continued
   23,390   NR/NR     Government National Mortgage Association,
                        6.5%, 1/15/29                               $       24,287
   13,194   NR/NR     Government National Mortgage Association,
                        6.5%, 5/15/29                                       13,696
   75,875   NR/NR     Government National Mortgage Association,
                        6.5%, 10/15/31                                      78,687
  268,798   NR/NR     Government National Mortgage Association,
                        6.5%, 11/15/31                                     278,763
   41,035   NR/NR     Government National Mortgage Association,
                        6.5%, 2/15/32                                       42,551
   22,952   NR/NR     Government National Mortgage Association,
                        6.5%, 3/15/32                                       23,801
  175,663   NR/NR     Government National Mortgage Association,
                        6.5%, 5/15/32                                      182,155
   35,786   NR/NR     Government National Mortgage Association,
                        6.5%, 6/15/32                                       37,109
  123,771   NR/NR     Government National Mortgage Association,
                        6.5%, 7/15/32                                      128,346
  211,548   NR/NR     Government National Mortgage Association,
                        6.5%, 8/15/32                                      219,367
  672,116   NR/NR     Government National Mortgage Association,
                        6.5%, 9/15/32                                      696,958
   57,180   NR/NR     Government National Mortgage Association,
                        6.5%, 10/15/32                                      59,294
  557,471   NR/NR     Government National Mortgage Association,
                        6.5%, 11/15/32                                     578,128
   27,491   AAA/NR    Government National Mortgage Association,
                        6.5%, 1/15/33                                       28,503
    3,731   NR/NR     Government National Mortgage Association,
                        7.0%, 5/15/29                                        3,891
   17,317   NR/NR     Government National Mortgage Association,
                        7.0%, 8/15/29                                       18,071
    2,045   NR/NR     Government National Mortgage Association,
                        8.0%, 12/15/29                                       2,189
    3,792   NR/NR     Government National Mortgage Association,
                        7.0%, 6/15/30                                        3,955
    8,757   NR/NR     Government National Mortgage Association,
                        7.0%, 6/15/31                                        9,133

34    The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal     S&P/
Amount        Moody's
(USD) ($)     Ratings                                                              Value
                        Government - continued
  3,700,000   AAA/Aaa   U.S. Treasury Bonds, 4.0%, 2/15/14                $    3,488,697
  9,680,000   AAA/Aaa   U.S. Treasury Bonds, 5.25%, 11/15/28                   9,939,395
  4,810,000   AAA/Aaa   U.S. Treasury Bonds, 6.25%, 8/15/23                    5,455,218
  7,250,000   AAA/Aaa   U.S. Treasury Bonds, 7.25%, 5/15/16                    8,574,256
 21,444,810   AAA/Aaa   U.S. Treasury Inflation Notes, 1.875%, 7/15/15        20,623,881
 18,452,346   AAA/Aaa   U.S. Treasury Inflation Notes, 3.0%, 7/15/12          19,228,636
  2,886,153   AAA/Aaa   U.S. Treasury Inflation Protected Security,
                          3.375%, 1/15/12                                      3,059,997
 49,891,704   AAA/Aaa   U.S. Treasury Inflation Protected Security,
                          3.5%, 1/15/11                                       52,739,024
 10,600,000   AAA/Aaa   U.S. Treasury Notes, 4.0%, 2/15/15                     9,933,769
  5,100,000   AAA/Aaa   U.S. Treasury Notes, 4.125%, 5/15/15                   4,819,301
  4,225,000   AAA/Aaa   U.S. Treasury Notes, 4.25%, 11/15/14                   4,038,175
  9,330,000   AAA/Aaa   U.S. Treasury Notes, 4.875%, 2/15/12                   9,344,573
  7,100,000   AAA/Aaa   U.S. Treasury Notes, 5.5%, 8/15/28                     7,522,116
 32,700,000   AAA/Aaa   U.S. Treasury Strip, 0.0%, 11/15/13                   22,548,841
                                                                          --------------
                                                                          $  464,011,752
                                                                          --------------
                        TOTAL U.S. GOVERNMENT AND AGENCY
                        OBLIGATIONS
                        (Cost $475,524,067)                               $  464,011,752
                                                                          --------------

The accompanying notes are an integral part of these financial statements.   35

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/06  (unaudited) (continued)
--------------------------------------------------------------------------------

            Principal     S&P/
              Amount      Moody's
            (USD) ($)     Ratings                                                           Value
                                    FOREIGN GOVERNMENT BONDS - 6.0%
ITL      7,120,000,000    B+/B2     Banco Nac De Desen Econo, 8.0%, 4/28/10        $    4,957,705
          1,050,000       BB/Ba3    Federal Republic of Brazil, 10.25%, 6/17/13         1,274,700
          2,000,000       BB/Ba3    Federal Republic of Brazil, 7.875%, 3/7/15          2,159,000
CAD         960,000       AAA/Aaa   Government of Canada, 4.25%, 9/1/09                   825,125
CAD       5,140,000       AAA/Aaa   Government of Canada, 5.25%, 6/1/12                 4,645,710
EURO      3,847,000       AAA/Aaa   Government of France, 3.0%, 7/25/09                 5,490,076
SEK      90,450,000       AAA/Aaa   Government of Sweden, 5.25%, 3/15/11               12,550,656
SEK      28,645,000       NR/NR     Government of Sweden, 5.5%, 10/8/12                 4,087,675
SEK      23,365,000       NR/NR     Government of Sweden, 8.0%, 8/15/07                 3,213,269
NOK      20,293,000       AAA/Aaa   Norwegian Government 6.0%, 5/16/11                  3,408,018
NOK      24,450,000       AAA/Aaa   Norwegian Government, 5.5%, 5/15/09                 3,935,444
NOK      61,143,000       AAA/Aaa   Norwegian Government, 6.75%, 1/15/07                9,600,301
AUD       5,344,000       AAA/Aaa   Ontario Province, 5.5%, 4/23/13                     3,761,990
AUD       6,780,000       AAA/Aaa   Queensland Treasury, 6.0%, 8/14/13                  4,994,318
                                                                                   --------------
                                    TOTAL FOREIGN GOVERNMENT BONDS                 $   64,903,987
                                                                                   --------------
                                    (Cost $59,984,671)                             $   64,903,987
                                                                                   --------------
                                    SUPERNATIONAL BONDS - 0.1%
                                    Banks - 0.1%
                                    Diversified Banks - 0.1%
AUD       1,000,000       AAA/Aaa   Council of Europe, 5.5%, 1/18/12               $      708,488
                                                                                   --------------
                                    TOTAL SUPERNATIONAL BONDS
                                    (Cost $662,506)                                $      708,488
                                                                                   --------------
                                    MUNICIPAL BONDS - 1.0%
                                    Government - 1.0%
                                    Municipal Airport - 0.4%
            745,000       B/CAA2    New Jersey Economic Development Authority,
                                      6.25%, 9/15/29                               $      739,539
          2,450,000       B/CAA2    New Jersey Economic Development Authority
                                    Special Facility Revenue,
                                      7.0%, 11/15/30                                    2,494,002
          2,450,000       NR/NR     Wayne Charter County SPL, 6.75%, 12/1/15 (d)        1,347,745
                                                                                   --------------
                                                                                   $    4,581,286
                                                                                   --------------

36   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

         Principal    S&P/
          Amount      Moody's
         (USD) ($)    Ratings                                                              Value
                                 Municipal Tobacco - 0.6%
         1,575,000    BBB/Baa3   Golden State Tobacco Securitization,
                                   6.75%, 6/1/39                                  $    1,764,315
         1,075,000    BBB/Baa3   Tobacco Settlement Financing Corp.,
                                   7.0%, 6/1/41                                        1,223,877
         2,800,000    BBB/Baa3   Tobacco Settlement Authority Washington,
                                   6.625%, 6/1/32                                      3,079,835
                                                                                  --------------
                                                                                  $    6,068,027
                                                                                  --------------
                                 TOTAL MUNICIPAL BONDS
                                 (Cost $9,392,496)                                $   10,649,313
                                                                                  --------------
                                 WARRANTS - 0.0%
                                 Transportation - 0.0%
                                 Railroads - -0.1%
             3,100               Atlantic Express Transportation, Exp., 4/15/08                -
                                                                                  --------------
                                 TOTAL WARRANTS
                                 (Cost $0)                                                     -
                                                                                  --------------
                                 TEMPORARY CASH INVESTMENTS - 5.6%
                                 Repurchase Agreement - 5.0%
        54,000,000               UBS Warburg, Inc., 4.45%, dated 3/31/06,
                                 repurchase price of $54,000,000 plus
                                 accrued interest on 4/3/06, collateralized
                                 by $65,445,000 U.S. Treasury Bill,
                                 4.645%, 9/14/06                                  $   54,000,000
                                                                                  --------------
          Shares
                                 Security Lending Collateral - 0.6%
         6,043,710               Securities Lending Investment Fund, 4.7%         $    6,043,710
                                                                                  --------------
                                 TOTAL TEMPORARY CASH INVESTMENTS
                                 (Cost $60,043,710)                               $   60,043,710
                                                                                  --------------
                                 TOTAL INVESTMENT IN SECURITIES - 98.7%
                                 (Cost $1,058,057,088)(a)                         $1,061,390,653
                                                                                  --------------
                                 OTHER ASSETS AND LIABILITIES - 1.3%              $   13,224,849
                                                                                  --------------
                                 TOTAL NET ASSETS - 100.0%                        $1,074,615,502
                                                                                  ==============

The accompanying notes are an integral part of these financial statements.   37

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/06                                    (continued)
--------------------------------------------------------------------------------

*    Non-income producing security.


N/R  Not rated by either S&P or Moody's


TSY  Treasury Security


144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At March 31, 2006, the value of these securities amounted to $177,219,295 or 16.5% of total net assets.

(a) At March 31, 2006, the net unrealized gain on investments, based on cost for federal income tax purposes of $1,057,118,050 was as follows:

     Aggregate gross unrealized gain for all investments in which there is
     an excess of value over tax cost                                         $22,992,272
     Aggregate gross unrealized loss for all investments in which there is
     an excess of tax cost over value                                         (19,719,669)
                                                                              -----------
     Net unrealized gain                                                      $ 3,272,603
                                                                              ===========

(b)  At March 31, 2006, the following securities were out on loan:

   Principal Amount     Description                                  Market Value
 $        2,446,250     Duane Reade, Inc., 9.75%, 8/1/11 (b)          $1,874,439
          2,032,500     Graphic Packaging Co., 9.5%, 8/15/13 (b)       1,925,060
          1,000,000     JLG Industries, Inc., 8.375%, 6/15/12 (b)      1,050,000
          1,100,000     Sanmia-SCI, 6.75%, 3/1/13**                    1,053,938
                                                                      ----------
                        Total                                         $5,903,437
                                                                      ==========

**   Pending sale at 3/31/06

(c) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended March 31, 2006 were:

                                     Purchases              Sales
      Long-Term U.S. Government      $182,279,988      $ 88,866,459
      Other Long-term Securities     $ 98,570,129      $137,236,992

Note: Principal amounts are denominated in U.S. dollars unless otherwise denoted.

AUD         Australian Dollar.
CAD         Canadian Dollar.
SEK         Swedish Krone
EURO        Euro
ITL         Italian Lira.
NOK         Norweigan Krone

38   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 3/31/06 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (including securities loaned of
   $5,903,437) (cost $1,058,057,088)                                     $1,061,390,653
  Cash                                                                        8,200,313
  Foreign currencies, at value (cost $16,609,297)                            16,692,720
  Receivables -
   Investment securities sold                                                 3,474,007
   Fund shares sold                                                           3,750,592
   Interest                                                                  13,313,937
   Forward foreign currency settlement contracts, net                            82,586
   Forward foreign currency portfolio hedge contracts, net                       22,725
  Other                                                                         124,945
                                                                         --------------
     Total assets                                                        $1,107,052,478
                                                                         --------------
LIABILITIES:
  Payables -
   Investment securities purchased                                       $   22,285,780
   Fund shares repurchased                                                    2,268,084
   Dividends                                                                  1,483,663
   Upon return of securities loaned                                           6,043,710
  Due to affiliates                                                             245,173
  Accrued expenses                                                              110,566
                                                                         --------------
     Total liabilities                                                   $   32,436,976
                                                                         --------------
NET ASSETS:
  Paid-in capital                                                        $1,077,498,834
  Distributions in excess of net investment income                           (2,452,884)
  Accumulated net realized loss on investments and foreign
    currency transactions                                                    (3,950,287)
  Net unrealized gain on investments                                          3,333,565
  Net unrealized gain on forward foreign currency contracts and
    other assets and liabilities denominated in foreign currencies              186,274
                                                                         --------------
     Total net assets                                                    $1,074,615,502
                                                                         ==============
NET ASSET VALUE PER SHARE:
  (Unlimited number of shares authorized)
  Class A (based on $464,219,370/45,253,102 shares)                      $        10.26
                                                                         ==============
  Class B (based on $135,385,362/13,391,337 shares)                      $        10.11
                                                                         ==============
  Class C (based on $404,204,217/40,191,533 shares)                      $        10.06
                                                                         ==============
  Class R (based on $44,561,520/4,271,847 shares)                        $        10.43
                                                                         ==============
  Class Y (based on $26,245,033/2,553,832 shares)                        $        10.28
                                                                         ==============
MAXIMUM OFFERING PRICE:
  Class A ($10.26 [divided by] 95.5% )                                   $        10.74
                                                                         ==============

The accompanying notes are an integral part of these financial statements.   39

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------

For the Six Months Ended 3/31/06


INVESTMENT INCOME:
  Interest (net foreign taxes withheld of $7,079)             $ 31,384,622
  Income from securities loaned, net                                35,497
                                                              ------------
     Total investment income                                                     $ 31,420,119
                                                                                 ------------
EXPENSES:
  Management fees                                             $  3,091,772
  Transfer agent fees and expenses
   Class A                                                         472,654
   Class B                                                         140,963
   Class C                                                         262,350
   Class R                                                          17,032
   Class Y                                                           1,092
  Distribution fees
   Class A                                                         555,090
   Class B                                                         679,491
   Class C                                                       1,966,111
   Class R                                                          97,423
  Administrative reimbursements                                     96,987
  Custodian fees                                                    38,402
  Professional fees                                                 29,325
  Printing expense                                                  47,502
  Fees and expenses of nonaffiliated trustees                       26,657
  Miscellaneous                                                     16,512
                                                              ------------
     Total expenses                                                              $  7,539,363
     Less management fees waived and expenses
       reimbursed by Pioneer Investment Management, Inc.                              (23,357)
                                                                                 ------------
     Net expenses                                                                $  7,516,006
                                                                                 ------------
       Net investment income                                                     $ 23,904,113
                                                                                 ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized loss on:
   Investments                                                $ (2,762,165)
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies              (1,171,772)      $ (3,933,937)
                                                              ------------       ------------
  Change in net unrealized gain (loss) on:
   Investments                                                $(11,256,748)
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies                 778,757       $(10,477,991)
                                                              ------------       ------------
  Net loss on investments and foreign currency transactions                      $(14,411,928)
                                                                                 ------------
  Net increase in net assets resulting from operations                           $  9,492,185
                                                                                 ============

40   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

For the Six Months Ended 3/31/06 and the Year Ended 9/30/05

                                                           Six Months Ended
                                                               3/31/06          Year Ended
                                                             (unaudited)         9/30/05
FROM OPERATIONS:
Net investment income                                      $   23,904,113    $   37,871,203
Net realized gain (loss) on investments and foreign
  currency transactions                                        (3,933,937)       17,156,440
Change in net unrealized loss on investments and
  foreign currency transactions                               (10,477,991)       (9,403,798)
                                                           --------------    --------------
    Net increase in net assets resulting
     from operations                                       $    9,492,185    $   45,623,845
                                                           --------------    --------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
    Class A ($0.32 and $0.63 per share, respectively)      $  (13,486,944)   $  (19,795,308)
    Class B ($0.27 and $0.54 per share, respectively)          (3,648,980)       (5,771,073)
    Class C ($0.28 and $0.54 per share, respectively)         (10,681,451)      (15,524,696)
    Class R ($0.31 and $0.62 per share, respectively)          (1,126,187)         (892,782)
    Class Y ($0.34 and $0.66 per share, respectively)            (753,363)         (653,869)
Net realized gain:
    Class A ($0.12 and $0.10 per share, respectively)      $   (4,993,879)   $   (2,440,522)
    Class B ($0.12 and $0.10 per share, respectively)          (1,606,475)         (907,807)
    Class C ($0.12 and $0.10 per share, respectively)          (4,615,505)       (2,282,335)
    Class R ($0.12 and $0.10 per share, respectively)            (398,993)          (59,790)
    Class Y ($0.12 and $0.10 per share, respectively)            (253,343)          (55,633)
                                                           --------------    --------------
     Total distributions to shareowners                    $  (41,565,120)   $  (48,383,815)
                                                           --------------    --------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                           $  254,471,896    $  635,187,200
Reinvestment of distributions                                  25,823,123        30,571,849
Cost of shares repurchased                                   (188,332,798)     (222,907,445)
                                                           --------------    --------------
    Net increase in net assets resulting from
     Fund share transactions                               $   91,962,221    $  442,851,604
                                                           --------------    --------------
    Net increase in net assets                             $   59,889,286    $  440,091,634
NET ASSETS:
Beginning of period                                         1,014,726,216       574,634,582
                                                           --------------    --------------
End of period (including undistributed (distributions in
  excess of) net investment income of ($2,452,884)
  and $3,339,928 respectively)                             $1,074,615,502    $1,014,726,216
                                                           ==============    ==============

The accompanying notes are an integral part of these financial statements.   41

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                (continued)
--------------------------------------------------------------------------------

                                   '06 Shares      '06 Amounts       '05 Shares       '05 Amounts
                                   (unaudited)       (unaudited)
CLASS A
Shares sold                        12,477,672    $  129,199,252       28,051,082    $  299,588,146
Reinvestment of distributions       1,338,965        13,813,584        1,592,223        17,013,754
Less shares repurchased           (10,335,327)     (107,036,859)     (10,724,844)     (114,468,471)
                                  -----------    --------------      -----------    --------------
    Net increase                    3,481,310    $   35,975,977       18,918,461    $  202,133,429
                                  ===========    ==============      ===========    ==============
CLASS B
Shares sold                         2,004,977    $   20,472,996        5,967,010    $   62,627,913
Reinvestment of distributions         253,553         2,577,712          308,169         3,248,062
Less shares repurchased            (1,952,145)      (19,913,168)      (2,455,266)      (25,839,484)
                                  -----------    --------------      -----------    --------------
    Net increase                      306,385    $    3,137,540        3,819,913    $   40,036,491
                                  ===========    ==============      ===========    ==============
CLASS C
Shares sold                         7,785,459    $   79,034,365       21,280,640    $  222,623,020
Reinvestment of distributions         772,263         7,810,687          895,295         9,383,628
Less shares repurchased            (5,506,466)      (55,842,250)      (7,515,157)      (78,577,518)
                                  -----------    --------------      -----------    --------------
    Net increase                    3,051,256    $   31,002,802       14,660,778    $  153,429,130
                                  ===========    ==============      ===========    ==============
CLASS R
Shares sold                         1,584,507    $   16,687,364        2,894,147    $   31,437,559
Reinvestment of distributions         133,066         1,395,740           79,416           860,665
Less shares repurchased              (422,836)       (4,447,640)        (342,861)       (3,719,131)
                                  -----------    --------------      -----------    --------------
    Net increase                    1,294,737    $   13,635,464        2,630,702    $   28,579,093
                                  ===========    ==============      ===========    ==============
CLASS Y
Shares sold                           873,980    $    9,077,919        1,774,547    $   18,910,562
Reinvestment of distributions          21,849           225,400            6,172            65,750
Less shares repurchased              (105,651)       (1,092,881)         (28,400)         (302,841)
                                  -----------    --------------      -----------    --------------
    Net increase                      790,178    $    8,210,438        1,752,319    $   18,673,471
                                  ===========    ==============      ===========    ==============

42   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                Six Months
                                                                  Ended
                                                                 3/31/06      Year Ended     Year Ended
                                                               (unaudited)      9/30/05        9/30/04
CLASS A
Net asset value, beginning of period                           $  10.58        $  10.56       $  10.27
                                                                -------        --------       --------
Increase from investment operations:
 Net investment income                                         $   0.26        $   0.55       $   0.55
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                   (0.14)           0.19           0.41
                                                                -------        --------       --------
   Net increase from investment operations                     $   0.12        $   0.74       $   0.96
Distributions to shareowners:
 Net investment income                                            (0.32)          (0.62)         (0.58)
 Net realized gain                                                (0.12)          (0.10)         (0.09)
 Tax return of capital                                                -               -              -
                                                                -------        --------       --------
Net increase (decrease) in net asset value                     $  (0.32)       $   0.02       $   0.29
                                                                -------        --------       --------
Net asset value, end of period                                 $  10.26        $  10.58       $  10.56
                                                                =======        ========       ========
Total return*                                                      1.15%           7.18%          9.75%
Ratio of net expenses to average net assets+                       1.10%**         1.10%          1.08%
Ratio of net investment income to average net assets+              4.97%**         5.16%          5.42%
Portfolio turnover rate                                              47%**           48%            48%
Net assets, end of period (in thousands)                       $464,219        $442,062       $241,409
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                      1.11%**         1.11%          1.17%
 Net investment income                                             4.96%**         5.15%          5.32%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                      1.10%**         1.10%          1.08%
 Net investment income                                             4.97%**         5.16%          5.42%



                                                                Year Ended   Year Ended   Year Ended
                                                                  9/30/03      9/30/02     9/30/01
CLASS A
Net asset value, beginning of period                             $   8.95     $  8.89      $  9.12
                                                                 --------     -------      -------
Increase from investment operations:
 Net investment income                                           $   0.59     $  0.66      $  0.75
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                      1.32        0.05        (0.26)
                                                                 --------     -------      -------
   Net increase from investment operations                       $   1.91     $  0.71      $  0.49
Distributions to shareowners:
 Net investment income                                              (0.59)      (0.65)       (0.65)
 Net realized gain                                                      -           -            -
 Tax return of capital                                                  -           -        (0.07)
                                                                 --------     -------      -------
Net increase (decrease) in net asset value                       $   1.32     $  0.06      $ (0.23)
                                                                 --------     -------      -------
Net asset value, end of period                                   $  10.27     $  8.95      $  8.89
                                                                 ========     =======      =======
Total return*                                                       21.95%       8.08%        5.47%
Ratio of net expenses to average net assets+                         1.00%       0.94%        0.77%
Ratio of net investment income to average net assets+                5.98%       7.14%        8.11%
Portfolio turnover rate                                                55%         34%          44%
Net assets, end of period (in thousands)                         $117,499     $31,815      $ 9,697
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                        1.33%       1.92%        2.19%
 Net investment income                                               5.65%       6.18%        6.69%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                        1.00%       0.94%        0.75%
 Net investment income                                               5.98%       7.16%        8.13%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized
+    Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                Six Months
                                                                  Ended
                                                                 3/31/06      Year Ended      Year Ended
                                                               (unaudited)      9/30/05         9/30/04
CLASS B
Net asset value, beginning of period                           $  10.43        $  10.41        $ 10.13
                                                                -------        --------        -------
Increase from investment operations:
 Net investment income                                         $   0.21        $   0.47        $  0.47
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                   (0.14)           0.19           0.40
                                                                -------        --------        -------
   Net increase from investment operations                     $   0.07        $   0.66        $  0.87
Distributions to shareowners:
 Net investment income                                            (0.27)          (0.54)         (0.50)
 Net realized gain                                                (0.12)          (0.10)         (0.09)
 Tax return of capital                                                -               -              -
                                                                -------        --------        -------
Net increase (decrease) in net asset value                     $  (0.32)       $   0.02        $  0.28
                                                                -------        --------        -------
Net asset value, end of period                                 $  10.11        $  10.43        $ 10.41
                                                                =======        ========        =======
Total return*                                                      0.75%           6.36%          8.87%
Ratio of net expenses to average net assets+                       1.85%**         1.87%          1.85%
Ratio of net investment income to average net assets+              4.24%**         4.42%          4.62%
Portfolio turnover rate                                              47%**           48%            48%
Net assets, end of period (in thousands)                       $135,385        $136,508        $96,481
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                      1.85%**         1.89%          1.96%
 Net investment income                                             4.24%**         4.40%          4.51%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                      1.85%**         1.87%          1.85%
 Net investment income                                             4.24%**         4.42%          4.62%



                                                                 Year Ended   Year Ended   Year Ended
                                                                   9/30/03      9/30/02     9/30/01
CLASS B
Net asset value, beginning of period                              $  8.86      $  8.85      $  9.11
                                                                  -------      -------      -------
Increase from investment operations:
 Net investment income                                            $  0.56      $  0.60      $  0.70
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                      1.25         0.03        (0.26)
                                                                  -------      -------      -------
   Net increase from investment operations                        $  1.81      $  0.63      $  0.44
Distributions to shareowners:
 Net investment income                                              (0.54)       (0.62)       (0.63)
 Net realized gain                                                      -            -            -
 Tax return of capital                                                  -            -        (0.07)
                                                                  -------      -------      -------
Net increase (decrease) in net asset value                        $  1.27      $  0.01      $ (0.26)
                                                                  -------      -------      -------
Net asset value, end of period                                    $ 10.13      $  8.86      $  8.85
                                                                  =======      =======      =======
Total return*                                                       20.98%        7.19%        4.85%
Ratio of net expenses to average net assets+                         1.76%        1.74%        1.43%
Ratio of net investment income to average net assets+                5.23%        6.36%        7.44%
Portfolio turnover rate                                                55%          34%          44%
Net assets, end of period (in thousands)                          $77,392      $19,601      $ 7,294
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                        2.09%        2.70%        2.85%
 Net investment income                                               4.90%        5.38%        6.02%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                        1.76%        1.73%        1.41%
 Net investment income                                               5.23%        6.35%        7.46%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized
+    Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                   Six Months
                                                                     Ended
                                                                    3/31/06      Year Ended      Year Ended
                                                                  (unaudited)      9/30/05         9/30/04
CLASS C
Net asset value, beginning of period                              $  10.38        $  10.36        $  10.08
                                                                   -------        --------        --------
Increase from investment operations:
 Net investment income                                            $   0.22        $   0.47        $   0.47
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                      (0.14)           0.19            0.41
                                                                   -------        --------        --------
   Net increase from investment operations                        $   0.08        $   0.66        $   0.88
Distributions to shareowners:
 Net investment income                                               (0.28)          (0.54)          (0.51)
 Net realized gain                                                   (0.12)          (0.10)          (0.09)
 Tax return of capital                                                   -               -               -
                                                                   -------        --------        --------
Net increase (decrease) in net asset value                        $  (0.32)       $   0.02        $   0.28
                                                                   -------        --------        --------
Net asset value, end of period                                    $  10.06        $  10.38        $  10.36
                                                                   =======        ========        ========
Total return*                                                         0.78%           6.44%           9.00%
Ratio of net expenses to average net assets+                          1.77%**         1.81%           1.79%
Ratio of net investment income to average net assets+                 4.31%**         4.45%           4.68%
Portfolio turnover rate                                                 47%**           48%             48%
Net assets, end of period (in thousands)                          $404,204        $385,436        $232,903
Ratios with no waiver of management fees by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                                         1.78%**         1.83%           1.89%
 Net investment income                                                4.30%**         4.43%           4.58%
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                         1.77%**         1.81%           1.79%
 Net investment income                                                4.31%**         4.45%           4.68%

                                                                   Year Ended   Year Ended   Year Ended
                                                                     9/30/03      9/30/02     9/30/01
CLASS C
Net asset value, beginning of period                                $   8.83     $  8.82      $  9.06
                                                                    --------     -------      -------
Increase from investment operations:
 Net investment income                                              $   0.54     $  0.61      $  0.79
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                         1.25        0.02        (0.35)
                                                                    --------     -------      -------
   Net increase from investment operations                          $   1.79     $  0.63      $  0.44
Distributions to shareowners:
 Net investment income                                                 (0.54)      (0.62)       (0.61)
 Net realized gain                                                         -           -            -
 Tax return of capital                                                     -           -        (0.07)
                                                                    --------     -------      -------
Net increase (decrease) in net asset value                          $   1.25     $  0.01      $ (0.24)
                                                                    --------     -------      -------
Net asset value, end of period                                      $  10.08     $  8.83      $  8.82
                                                                    ========     =======      =======
Total return*                                                          20.84%       7.22%        4.93%
Ratio of net expenses to average net assets+                            1.70%       1.78%        1.34%
Ratio of net investment income to average net assets+                   5.10%       6.13%        7.45%
Portfolio turnover rate                                                   55%         34%          44%
Net assets, end of period (in thousands)                            $156,285     $19,165      $ 1,724
Ratios with no waiver of management fees by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                                           2.02%       2.73%        2.63%
 Net investment income                                                  4.78%       5.16%        6.16%
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                           1.70%       1.75%        1.31%
 Net investment income                                                  5.10%       6.15%        7.48%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                        Six Months
                                                                                           Ended
                                                                                          3/31/06        Year Ended
                                                                                        (unaudited)        9/30/05
CLASS R
Net asset value, beginning of period                                                     $ 10.76          $ 10.74
                                                                                         -------          -------
Increase from investment operations:
 Net investment income                                                                   $  0.25          $  0.54
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                                    (0.15)            0.20
                                                                                         -------          -------
   Net increase from investment operations                                               $  0.10          $  0.74
Distributions to shareowners:
 Net investment income                                                                     (0.31)           (0.62)
 Net realized gain                                                                         (0.12)           (0.10)
                                                                                         -------          -------
Net increase (decrease) in net asset value                                               $ (0.33)         $  0.02
                                                                                         -------          -------
Net asset value, end of period                                                           $ 10.43          $ 10.76
                                                                                         =======          =======
Total return*                                                                               1.01%            7.00%
Ratio of net expenses to average net assets+                                                1.25%**          1.28%
Ratio of net investment income to average net assets+                                       4.82%**          4.83%
Portfolio turnover rate                                                                       47%**            48%
Net assets, end of period (in thousands)                                                 $44,562          $32,028
Ratios with no waiver of management fees by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                               1.25%**          1.30%
 Net investment income                                                                      4.82%**          4.81%
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                                               1.25%**          1.28%
 Net investment income                                                                      4.82%**          4.83%


                                                                                         Year Ended    Year Ended
                                                                                           9/30/04      9/30/03
CLASS R
Net asset value, beginning of period                                                      $ 10.45      $   9.78
                                                                                          -------      --------
Increase from investment operations:
 Net investment income                                                                    $  0.53      $   0.28
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                                      0.42          0.67
                                                                                          -------      --------
   Net increase from investment operations                                                $  0.95      $   0.95
Distributions to shareowners:
 Net investment income                                                                      (0.57)        (0.28)
 Net realized gain                                                                          (0.09)            -
                                                                                          -------      --------
Net increase (decrease) in net asset value                                                $  0.29      $   0.67
                                                                                          -------      --------
Net asset value, end of period                                                            $ 10.74      $  10.45
                                                                                          =======      ========
Total return*                                                                                9.46%         9.83%
Ratio of net expenses to average net assets+                                                 1.26%         1.06%**
Ratio of net investment income to average net assets+                                        5.33%         4.75%**
Portfolio turnover rate                                                                        48%           55%
Net assets, end of period (in thousands)                                                  $ 3,721      $    176
Ratios with no waiver of management fees by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                                1.33%         1.36%**
 Net investment income                                                                       5.26%         4.45%**
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                                                1.26%         1.06%**
 Net investment income                                                                       5.33%         4.75%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                    Six Months
                                                       Ended
                                                      3/31/06     Year Ended    9/10/04 to
                                                    (unaudited)     9/30/05      9/30/04
CLASS Y
Net asset value, beginning of period                 $ 10.60       $ 10.57      $ 10.47
                                                     -------       -------      -------
Increase from investment operations:
  Net investment income                              $  0.28       $  0.58      $  0.04
  Net realized and unrealized gain (loss)
   on investments and foreign currency
   transactions                                        (0.14)         0.21         0.10
                                                     -------       -------      -------
     Net increase from investment operations         $  0.14       $  0.79      $  0.14
Distributions to shareowners:
  Net investment income                                (0.34)        (0.66)       (0.04)
  Net realized gain                                    (0.12)        (0.10)           -
                                                     -------       -------      -------
Net (decrease) in net asset value                    $ (0.32)      $  0.03      $  0.10
                                                     -------       -------      -------
Net asset value, end of period                       $ 10.28       $ 10.60      $ 10.57
                                                     =======       =======      =======
Total return*                                           1.38%         7.65%        1.30%
Ratio of net expenses to average net assets+            0.66%**       0.66%        0.33%**
Ratio of net investment income to average
  net assets+                                           5.43%**       5.52%        8.36%**
Portfolio turnover rate                                   47%**         48%          48%
Net assets, end of period (in thousands)             $26,245       $18,692      $   120
Ratios with no waiver of management fees by
  PIM and no reduction for fees paid indirectly:
  Net expenses                                          0.66%**       0.68%        0.99%**
  Net investment income                                 5.43%**       5.50%        7.70%**
Ratios with waiver of management fees by PIM
  and reduction for fees paid indirectly:
  Net expenses                                          0.66%**       0.66%        0.33%**
  Net investment income                                 5.43%**       5.52%        8.36%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   47

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/06 (unaudited)
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies
Pioneer Strategic Income Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to produce a high level of current income.

The Fund offers five classes of shares - Class A, Class B, Class C, Class R and Class Y shares. Class R Shares were first publicly offered April 1, 2003. Class Y shares were first publicly offered September 10, 2004. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and had exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B, Class C and Class R shareowners, respectively. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles, that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which there are no readily available market quotations are valued at their fair values as determined by, or under the direction of, the Board of Trustees. The Fund also may use the fair value of a security, including a non-U.S. security, when the closing market price on

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     the principal exchange where the security is traded no longer accurately reflects the value of the security. As of March 31, 2006, securities fair valued aggregated 0.44% of net assets. Temporary cash investments are valued at amortized cost.

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the underlying monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and are included in interest income. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. Information regarding the Fund's principal risk is contained in the Fund's prospectus. Please refer to those documents when considering the Fund's risks. The Fund invests in below investment grade debt securities. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Fund's investments in foreign markets or countries with limited developing markets may also subject the Fund to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

B.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/06  (unaudited) (continued)
--------------------------------------------------------------------------------

     Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   Forward Foreign Currency Contracts

     The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

D.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     The tax character of current year distributions paid will be determined at the end of the current fiscal year. The tax character of distributions paid during the year ended September 30, 2005 was as follows:

--------------------------------------------------------------------------------
                                                                     2005
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                                  $43,276,182
Long-term capital gain                                             5,107,633
                                                                 -----------
  Total                                                          $48,383,815
                                                                 ===========
--------------------------------------------------------------------------------

     The following shows the components of distributable earnings on a federal income tax basis at September 30, 2005.

--------------------------------------------------------------------------------
                                                               2005
--------------------------------------------------------------------------------
Undistributed ordinary income                              $10,256,338
Distributions payable                                       (1,562,406)
Undistributed long-term gain                                 7,227,108
Unrealized appreciation                                     13,268,563
                                                           -----------
  Total                                                    $29,189,603
                                                           ===========
--------------------------------------------------------------------------------

E.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A (UniCredito Italiano), earned $99,061 in underwriting commissions on the sale of Class A shares during the six months ended March 31, 2006.

F.   Class Allocations

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C, and Class R shares of the Fund, respectively (See Note 4). Class Y shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/06  (unaudited) (continued)
--------------------------------------------------------------------------------

     expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to all classes of shares based on their respective percentage of adjusted net assets at the beginning of the day.

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C, Class R and Class Y shares can bear different transfer agent and distribution fees.

G.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or sub custodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

H.   Security Lending

     The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral, which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The amount of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right under the lending agreements to recover the securities on loan from the

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     borrower on demand. The Fund invests cash collateral in the Securities Lending Investment Fund which is sponsored by Brown Brothers Harriman & Co., the Fund's custodian.

2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the Fund's portfolio. Effective February 1, 2004, management fees are calculated daily at the annual rate of 0.60% on the first $1 billion of the Fund's average daily net assets, 0.55% on the next $9 billion and 0.50% on average daily net assets over $10 billion. Prior to February 1, 2004, the management fees were calculated at an annual rate of 0.75% on the Fund's average daily net assets up to $100 million; 0.70% of the next $400 million; 0.65% of the next $500 million; and 0.60% on net assets over $1 billion.

Through February 1, 2006, PIM has agreed not to impose all or portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit Class A expenses to 1.10% of the average daily net assets attributable to Class A shares; the portion of Fund-wide expenses attributable to Class B, Class C, Class R and Class Y shares will be reduced only to the extent that such expenses are reduced for Class A shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At March 31, 2006, $18,585 was payable to PIM related to management fees, administrative costs and certain other services, and is included in due to affiliates.

3.   Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $200,552 in transfer agent fees payable to PIMSS at March 31, 2006.

4.   Distribution and Service Plans

The Fund adopted Plans of Distribution with respect to each class of shares except Class Y shares (Class A Plan, Class B Plan, Class C Plan and Class R
Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/06  (unaudited) (continued)
--------------------------------------------------------------------------------

pays PFD a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class A shares, in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Class R Plan, the Fund pays PFD 0.50% of the average daily net assets attributable to Class R shares as compensation for distribution services. Included in due to affiliates is $26,038 in distribution fees payable to PFD at March 31, 2006.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay as compensation to securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). Effective February 1, 2004, a CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase (12 months for shares purchased prior to February 1, 2004). Class B shares subscribed on or after December 1, 2004 that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time those shares were purchased. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Redemptions of Class R shares within 18 months of purchase were subject to a CDSC of 1.00%. Effective July 1, 2004, the CDSC on Class R shares was eliminated. Proceeds from the CDSCs are paid to PFD. For the year ended March 31, 2006, CDSCs in the amount of $266,836 were paid to PFD.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5.   Expense Offset and Agreements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended March 31, 2006, the Fund's expenses were not reduced under such arrangements.

6.   Forward Foreign Currency Contracts

At March 31, 2006, the Fund had entered into various contracts that obligate the Fund to deliver currencies at specified future dates. At the maturity of a contract, the Fund must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Fund may close out such contracts by entering into an offsetting hedge contract. Open Portfolio hedges at March 31, 2006 were as follows:


                    Net                                                                      Net
                Contracts to        In Exchange       Settlement                          Unrealized
 Currency    (deliver)/receive          For              Date              Value          Gain (loss)
----------------------------------------------------------------------------------------------------------
  AUD         15,000,000,000        $ 10,728,150        6/26/06         $ 10,618,350        $109,800
  AUD            (19,000,000)       $(13,599,383)       6/26/06         $(13,556,500)       $(42,883)
  JPY           (225,000,000)       $ (1,910,925)        4/3/06         $ (1,949,233)       $ 38,308
  JPY          3,042,000,000        $ 25,841,790         4/3/06         $ 25,860,953        $(19,163)
  JPY          3,117,000,000        $ 26,600,478         5/2/06         $ 26,663,815        $(63,337)
                                                                                            --------
                                                                                            $ 22,725

The Fund's gross forward currency settlement contracts receivable and payable were $26,479,208 and $26,561,794, respectively, resulting in a net receivable of $82,586

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT
--------------------------------------------------------------------------------

The Investment Company Act of 1940 requires that both the Board of Trustees and a majority of the Independent Trustees (collectively "the Trustees") vote separately annually to approve the Fund's management contract (the "Management Contract"). The Trustees have determined that the terms of the Management Contract are fair and reasonable and that renewal of the contract will enable the Fund to receive quality investment advisory services at a cost deemed reasonable and is in the best interests of the Fund and its shareholders. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.

Throughout the year, the Independent Trustees regularly met in executive session separately from the Interested Trustees of the Fund and any officer of Pioneer Investment Management, Inc., the Fund's adviser (the "Investment Adviser"), or its affiliates. While the Trustees, including the Independent Trustees, act on all major matters relating to the Fund, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees, the members of which are comprised exclusively of Independent Trustees. Such committee meetings are attended by officers of the Fund or the Investment Adviser to the extent requested by the members of the committee.

In evaluating the Management Contract, the Trustees conducted a review that was specifically focused upon the renewal of the Management Contract, and relied upon their knowledge, resulting from their meetings throughout the year, of the Investment Adviser, its services and the Fund. Both in meetings specifically dedicated to renewal of the Management Contract and at other meetings during the course of the year, the Trustees, including the Independent Trustees, received materials relating to the Investment Adviser's investment and management services under the Management Contract. These materials included (i) information on the investment performance of the Fund, a peer group of funds and an index, in each case selected by the Independent Trustees for this purpose, (ii) sales and redemption data in respect of the Fund, (iii) the general investment outlook in the markets in which the Fund invests, (iv) arrangements in respect of the distribution of the Fund's shares, (v) the procedures employed to determine the value of each of the Fund's assets, (vi) the Investment Adviser's management of the relationships with the Fund's unaffiliated service providers, (vii) the record of compliance with the Fund's

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

investment policies and restrictions and with the Fund's Code of Ethics and the structure and responsibilities of the Investment Adviser's compliance department, (viii) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates and (ix) the disclosures included in the Fund's prospectuses and reports to shareholders.

Specifically in connection with the Independent Trustees' review of the Management Contract, the Independent Trustees requested and the Investment Adviser provided additional information in order to evaluate the quality of the Investment Adviser's services and the reasonableness of the fee under the Management Contract. Among other items, this information included data or analyses of (1) investment performance for one, three and five year periods for the Fund and a peer group selected by the Independent Trustees for this purpose, (2) management fees incurred by a peer group of funds selected by the Independent Trustees for this purpose, (3) the advisory fees of comparable portfolios of other clients of the Investment Adviser, (4) expense ratios for the Fund and a peer group of funds selected by the Independent Trustees for this purpose, (5) the overall organization of the Investment Adviser, (6) the Investment Adviser's financial results and condition, including its and certain of its affiliates profitability from services performed for the Fund, (7) transfer agency fees and administrative reimbursements paid to the Investment Adviser or affiliates, (8) investment management staffing, and (9) operating expenses paid to third parties. The Trustees also reviewed information regarding the potential for each of the Fund and the Investment Adviser to benefit from further economies of scale in the management of the Fund in light of reasonable growth expectations for the Fund, the break points in the Fund's management fee and a peer group of funds selected by the Independent Trustees for this purpose and certain of the Fund's expenses that are not incurred as fees based on a percentage of net assets.

The following summarizes factors considered by the Trustees in connection with reviewing the information described above and their renewal of the Fund's Management Contract. The Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

A. Ancillary Benefits to Shareholders. The Trustees considered the benefits to shareholders of investing in a Fund that is part of a large number of investment companies offering a variety of

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                  (continued)
--------------------------------------------------------------------------------

     investment disciplines and providing for a large variety of Fund and shareholder services.

B. Compliance and Investment Performance. The Trustees determined that the Investment Adviser had policies and systems reasonably designed to achieve compliance with the Fund's investment objective and regulatory requirements. The Trustees also reviewed the Fund's investment performance based upon total return, as well as the Fund's performance compared to both the performance of a peer group and the results of an index, in each case selected by the Independent Trustees for this purpose. The Fund's performance, based upon total return, was in the first quintile of the peer group for the 12 months ended June 30, 2005, the first quintile for the three years ended June 30, 2005, and was in the first quintile for the five years ended June 30, 2005. (In all quintile rankings referred to throughout this discussion first quintile is most favorable to the Fund's shareholders. Thus, highest relative performance would be first quintile and lowest relative expenses also would be first quintile.) The Trustees also considered the yield (gross of expenses) on the Fund's Class A shares relative to the yield (at June 30, 2005) of the Lehman US Universal Index. The Trustees concluded that the performance of the Fund supported the continuation of the Management Contract.

C. The Investment Adviser's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for the daily management of the Fund and the Fund's investment objective and discipline. The Independent Trustees also have had discussions with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's fixed income group. Among other things, the Trustees considered the number, education and experience of the Investment Adviser's investment staff and their use of technology and emphasis on analytics in view of the risk profile of securities in which the Fund invests. The Trustees concluded that the Investment Adviser had the quality and depth of personnel and the well-developed methods essential to performing its duties under the Management Contract.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

D. Nature and Quality of Other Services. The Trustees considered the nature, quality, cost and extent of other services provided to shareholders of the Fund, including administrative and shareholder services performed by the Investment Adviser under the Management Contract. The Trustees also considered the reasonableness of the arrangements for reimbursement of the Investment Adviser's out-of-pocket costs and expenses, including overhead, for certain administrative services that the Investment Adviser is not required to provide under the Management Contract. The Trustees also considered the nature and extent of the other services provided by the Investment Adviser's affiliates under other contracts and its supervision of third party service providers. Based on these considerations, the Trustees concluded that the nature, quality, cost and extent of such services are satisfactory and reliable and serve the shareholders of the Fund well.

E. Management Fee and Expenses. The Trustees considered the Investment Adviser's fee under the Management Contract relative to the management fees charged by a peer group of funds selected by the Independent Trustees for this purpose using data provided by an independent third party. The Fund's management fee was in the second quintile for the 12 months ended June 30, 2005 relative to the management fees paid by the other funds in that peer group for the comparable period. The Trustees determined that the fee under the Management Contract was reasonable and fair in light of both the overall nature and quality of services provided by the Investment Adviser and the fees charged by the funds in the peer group. The Trustees also considered the Fund's expense ratio for the 12 months ended June 30, 2005 and expense ratios for the comparable period of a peer group of funds selected by the Independent Trustees for this purpose. The Fund's expense ratio was in the second quintile of this peer group for the most recent fiscal year. The Trustees concluded that the Fund's overall expense ratio was reasonable compared to that of similar funds.

F. Profitability. The Trustees considered the level of the Investment Adviser's profits with respect to the management of the Pioneer

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                  (continued)
--------------------------------------------------------------------------------

     Funds, including details with respect to the Fund. This consideration included a review of the Investment Adviser's methodology in allocating certain of its costs to the management of each Fund. The Trustees also considered the financial results realized by the Investment Adviser in connection with the operation of the Fund. They further considered the profits realized by the Investment Adviser and its affiliates from non-fund businesses that may benefit from or be related to the Fund's business. The Trustees considered the Investment Adviser's profit margins in comparison with the limited available industry data. The Trustees concluded that the Investment Adviser's profits from management of the Pioneer Funds, including the financial results derived from the Fund, bear a reasonable relationship to the services rendered and are fair for the management of the Fund.

G. Economies of Scale. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. Because of the break point in the management fee, the Trustees concluded that any perceived on potential economies of scale would be shared at future asset levels in a reasonable manner as the Fund grows in size, between Fund's shareholders and the Investment Adviser.

H. Other Benefits to the Investment Adviser. The Trustees also considered the character and amount of fees paid by the Fund, other than under the Management Contract, for services provided by the Investment Adviser and affiliates, including fees for services such as shareholder services. The Trustees also considered the receipt of sales loads and payments under Rule 12b-1 plans in respect of the Pioneer Funds (including the Fund). The Trustees further considered the revenues and profitability of the Investment Adviser's businesses other than the fund business, including the Investment Adviser's institutional investment advisory business. The Trustees considered the intangible benefits that accrue to the Investment Adviser and its affiliates by virtue of its relationship with the Fund and the Pioneer Funds as a group. The Trustees concluded that all these types of benefits

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     accruing to the Investment Adviser were reasonable in the context of the overall relationship between the Investment Adviser and the Fund.

Conclusion. The Trustees, in light of the Investment Adviser's overall performance, considered it appropriate to continue to retain the management services of the Investment Adviser. Based on their evaluation of all material factors deemed relevant and the advice of independent counsel, the Trustees concluded that the Management Contract with the Fund is fair and reasonable and voted to approve the continuation of the Management Contract for another year.

Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees
John F. Cogan, Jr., Chairman
David R. Bock
Mary K. Bush
Margaret B.W. Graham
Osbert M. Hood
Thomas J. Perna
Marguerite A. Piret
Stephen K. West
John Winthrop

Officers
John F. Cogan, Jr., President
Osbert M. Hood, Executive
  Vice President
Vincent Nave, Treasurer
Dorothy E. Bourassa, Secretary

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.



Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerfunds.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

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HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                               1-800-225-4240


Our internet e-mail address                      ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)


Visit our web site:                                  www.pioneerfunds.com


Before investing consider the Fund's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Read it carefully.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

    N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.


N/A


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's independent auditor, Ernst &
Young LLP ("E&Y"), has advised the Audit
Committee of the Fund's Board of Trustees that E&Ys Spanish affiliate (E&Y Spain) performed certain non-audit work for Pioneer Global
Investments Limited ("PGIL"), an affiliate of the Funds investment adviser. The services involved the receipt and disbursement of monies transferred to E&Y Spain by PGIL in payment of individual payroll and related income tax withholdings due on returns prepared by E&Y Spain for certain PGIL employees located in Spain from February 2001 to October 2005. E&Y became auditors of the Fund in May 2002. These payroll and tax services were discontinued in November 2005. The annual fee received by E&Y Spain for all such services totaled approximately 9,000 Euro per year. E&Y has informed the Audit Committee that based on its internal reviews and the de minimus nature of the services provided and fees received, E&Y does not believe its independence with respect to the Fund has been impaired or that it is disqualified from acting as independent auditors to the Fund.

N/A



Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.


Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded, that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Strategic Income Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date May 30, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date May 30, 2006


By (Signature and Title)* /s/ Vincent Nave
Vincent Nave, Treasurer

Date May 30, 2006

* Print the name and title of each signing officer under his or her signature.